                                                             Security Trust Deed

                                         Perpetual Trustees Consolidated Limited
                                                                       (Chargor)

                                                                    P.T. Limited
                                                              (Security Trustee)

                                                      Crusade Management Limited
                                                                       (Manager)

                                                            The Bank of New York
                                                                  (Note Trustee)

                                              Crusade Global Trust No. 2 of 2006

                                                             Deutsche Bank Place
                                               Corner Hunter and Phillip Streets
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2006

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TABLE OF CONTENTS

1.     DEFINITIONS AND INTERPRETATION                                                  1
       1.1      Definitions                                                            1
       1.2      Master Trust Deed definitions and Trust Document amendments            4
       1.3      Interpretation                                                         4
       1.4      Determination, statement and certificate sufficient evidence           5
       1.5      Document or agreement                                                  5
       1.6      Rights and obligations of Mortgagees                                   5
       1.7      Transaction Document                                                   5
       1.8      Chargor as trustee                                                     5
       1.9      Knowledge of the Chargor                                               6
       1.10     Knowledge of Security Trustee                                          6
       1.11     Conflicts                                                              6

2.     APPOINTMENT OF SECURITY TRUSTEE                                                 7
       2.1      The Security Trustee                                                   7
       2.2      Duration of Trust                                                      7
       2.3      Covenant                                                               7

3.     CHARGE                                                                          7
       3.1      Charge                                                                 7
       3.2      Security                                                               7
       3.3      Prospective liability                                                  8

4.     NATURE OF CHARGE                                                                8
       4.1      Priority                                                               8
       4.2      Nature of Charge                                                       8
       4.3      Dealing with Mortgaged Property                                        8
       4.4      Crystallisation                                                        8
       4.5      De-crystallisation                                                     9

5.     COVENANTS AND WARRANTIES                                                        9
       5.1      Covenant                                                               9
       5.2      Negative covenants                                                    10
       5.3      Representations and Warranties                                        11
       5.4      Manager's undertakings                                                11

6.     FURTHER ASSURANCES                                                             12
       6.1      Further assurances                                                    12

7.     NOTE TRUSTEE                                                                   12
       7.1      Capacity                                                              12
       7.2      Exercise of rights                                                    12
       7.3      Instructions or directions                                            12
       7.4      Payments                                                              13
       7.5      Notices                                                               13

8.     EVENTS OF DEFAULT                                                              13
       8.1      Events of Default                                                     13

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       8.2      Rights of the Security Trustee upon Event of Default                  14
       8.3      Notify Events of Default                                              14

9.     ENFORCEMENT                                                                    15
       9.1      Power to enforce                                                      15
       9.2      No obligation to enforce                                              15
       9.3      Obligation to convene meeting                                         15
       9.4      Security Trustee to act in accordance with directions                 15
       9.5      Security Trustee must receive indemnity                               16
       9.6      Limitation on rights of Mortgagees                                    16
       9.7      Immaterial waivers                                                    17
       9.8      Acts pursuant to resolutions                                          17
       9.9      Overriding provision                                                  17

10.    APPOINTMENT OF RECEIVER                                                        17
       10.1     Appointment                                                           17
       10.2     Agent of Chargor                                                      18
       10.3     Receiver's powers                                                     18
       10.4     Receiver appointed after commencement of winding up                   20
       10.5     Powers exercisable by the Security Trustee                            20
       10.6     Withdrawal                                                            21

11.    REMUNERATION OF SECURITY TRUSTEE                                               21
       11.1     Costs                                                                 21
       11.2     Fee                                                                   21
       11.3     Cessation of Fee                                                      21

12.    POWER OF ATTORNEY                                                              21

13.    COMPLETION OF BLANK SECURITIES                                                 22

14.    PERFORMANCE OF CHARGOR'S OBLIGATIONS                                           22

15.    STATUTORY POWERS                                                               22
       15.1     Powers in augmentation                                                22
       15.2     Notice not required                                                   23

16.    APPLICATION OF MONEYS RECEIVED                                                 23
       16.1     Priorities                                                            23
       16.2     Moneys actually received                                              23
       16.3     Amounts contingently due                                              23
       16.4     Notice of subsequent Security Interests                               23
       16.5     Satisfaction of debts                                                 24
       16.6     Payments into US$ Account                                             24
       16.7     Payments out of US$ Account                                           24
       16.8     Payments into Euro Account                                            24
       16.9     Payments out of Euro Account                                          24
       16.10    Excluded amounts                                                      24
       16.11    Proportionate Sharing                                                 25

17.    OTHER SECURITY INTERESTS OVER MORTGAGED PROPERTY                               26

18.    PROTECTION OF MORTGAGEES, RECEIVER AND ATTORNEY                                26

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19.    PROTECTION OF THIRD PARTIES                                                    26
       19.1     No enquiry                                                            26
       19.2     Receipt                                                               27

20.    EXPENSES, INDEMNITY                                                            27
       20.1     Expenses                                                              27
       20.2     Indemnity                                                             27

21.    CURRENCY INDEMNITY                                                             28

22.    STAMP DUTIES                                                                   28

23.    INTEREST ON OVERDUE AMOUNTS                                                    28
       23.1     Accrual                                                               28
       23.2     Payment                                                               29
       23.3     Rate                                                                  29

24.    CERTIFICATE AS TO AMOUNT OF SECURED MONEYS, ETC                                29

25.    SURVIVAL OF REPRESENTATIONS                                                    29

26.    INDEMNITY AND REIMBURSEMENT OBLIGATIONS                                        29

27.    CONTINUING SECURITY                                                            30

28.    OTHER SECURITIES                                                               30

29.    DISCHARGE OF THE CHARGE                                                        30
       29.1     Release                                                               30
       29.2     Contingent liabilities                                                30
       29.3     Charge reinstated                                                     30

30.    AMENDMENT                                                                      31
       30.1     Approval of Manager                                                   31
       30.2     Extraordinary Resolution of Voting Mortgagees                         31
       30.3     Distribution of amendments                                            31

31.    CHARGOR'S LIABILITY                                                            32
       31.1     Limitation of liability                                               32
       31.2     Rights against Mortgaged Property preserved                           33
       31.3     Obligation Express                                                    33
       31.4     Advice from Professional Advisers                                     33
       31.5     Unrestricted Remedies                                                 33
       31.6     Restricted Remedies                                                   33

32.    WAIVERS, REMEDIES CUMULATIVE                                                   34

33.    CONSENTS AND OPINION                                                           34

34.    SEVERABILITY OF PROVISIONS                                                     34

35.    MORATORIUM LEGISLATION                                                         35

36.    ASSIGNMENTS                                                                    35

37.    NOTICES                                                                        35

38.    RELATIONSHIP OF MORTGAGEES TO SECURITY TRUSTEE                                 36

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       38.1     Instructions; extent of discretion                                    36
       38.2     No obligation to investigate authority                                36
       38.3     Delegation                                                            36
       38.4     Reliance on documents and experts                                     37
       38.5     Notice of transfer                                                    37
       38.6     Notice of default                                                     37
       38.7     Security Trustee as Mortgagee                                         37
       38.8     Indemnity to Security Trustee                                         37
       38.9     Independent investigation                                             39
       38.10    No monitoring                                                         39
       38.11    Information                                                           39
       38.12    Conflicts                                                             40
       38.13    No Liability                                                          40

39.    RETIREMENT AND REMOVAL OF SECURITY TRUSTEE                                     41
       39.1     Retirement                                                            41
       39.2     Removal                                                               41
       39.3     Replacement                                                           41
       39.4     Rating Agencies Approval                                              42

40.    MEETINGS OF MORTGAGEES                                                         42
       40.1     Limitation on Security Trustee's powers                               42
       40.2     Convening of meetings                                                 42
       40.3     Notice of meetings                                                    43
       40.4     Chairman                                                              44
       40.5     Quorum                                                                44
       40.6     Adjournment                                                           44
       40.7     Voting procedure                                                      44
       40.8     Right to attend and speak                                             46
       40.9     Appointment of Proxies                                                46
       40.10    Corporate Representatives                                             46
       40.11    Rights of Representatives                                             47
       40.12    Extraordinary Resolutions                                             47
       40.13    Extraordinary Resolution binding on Mortgagees                        48
       40.14    Minutes and records                                                   48
       40.15    Written resolutions                                                   48
       40.16    Further procedures for meetings                                       48
       40.17    Note Trustee rights                                                   49

41.    AUTHORISED SIGNATORIES                                                         50

42.    GOVERNING LAW AND JURISDICTION                                                 50

43.    COUNTERPARTS                                                                   50

44.    SET-OFF                                                                        50

45.    ACKNOWLEDGEMENT BY CHARGOR                                                     50

46.    INFORMATION MEMORANDUM                                                         50

47.    SECURITY TRUSTEE'S LIMITED LIABILITY                                           51

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       47.1     Reliance on certificate                                               51
       47.2     Security Trustee's reliance on Manager, Note Trustee or Servicer      51
       47.3     Compliance with laws                                                  51
       47.4     Reliance on experts                                                   52
       47.5     Oversights of others                                                  52
       47.6     Powers, authorities and discretions                                   52
       47.7     Impossibility or impracticability                                     52
       47.8     Legal and other proceedings                                           52
       47.9     No liability except for negligence etc                                53
       47.10    Further limitations on Security Trustee's liability                   53
       47.11    Conflicts                                                             55
       47.12    Information                                                           55
       47.13    Investigation by Security Trustee                                     55

48.    PRIVACY                                                                        55

49.    COMPLIANCE WITH REGULATION AB                                                  56
       49.1     Intent of the Parties, Reasonableness                                 56
       49.2     Information to be provided by The Security Trustee                    57
       49.3     Report on Assessment of Compliance and Attestation                    58
       49.4     Use of Subservicers and Subcontractors                                58
       49.5     Indemnification; Remedies                                             58

50.    ANTI-MONEY LAUNDERING                                                          60

SCHEDULE 1                                                                             1
         Servicing Criteria To Be Addressed In Assessment Of Compliance                1

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DATE                       14 September                          2006
----------
TIME
----------

PARTIES
----------

      1.    PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) of
            Level 12 Angel Place, 123 Pitt Street, Sydney, New South Wales 2000
            in its capacity as trustee of the Crusade Global Trust No. 2 of 2006
            (the CHARGOR);

      2.    P.T. LIMITED (ABN 67 004 454 666) of Level 12 Angel Place, 123 Pitt
            Street, Sydney, NSW 2000 (the SECURITY TRUSTEE);

      3.    CRUSADE MANAGEMENT LIMITED (ABN 90 070 715 916) of 4-16 Montgomery
            Street, Kogarah, New South Wales 2217 (the MANAGER); and

      4.    THE BANK OF NEW YORK of 101 Barclay Street, Floor 21 West, New York,
            New York 10286, United States of America (the NOTE TRUSTEE).

RECITALS
----------

      A     The Chargor is the trustee, and the Manager is the manager, of the
            Trust.

      B     Under the terms of the Master Trust Deed, the Chargor is authorised to enter into this deed to charge the Trust Assets to secure the due and punctual performance of the obligations of the Chargor under the
            Trust Documents and the payment in full of the Secured Moneys to the
            Mortgagees.

      C     The Security Trustee enters into this deed as Mortgagee and as trustee for each other Mortgagee.

      D     The Note Trustee enters into this deed for itself and as trustee for and on behalf of each Offshore Noteholder.

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IT IS AGREED as follows.

1.      DEFINITIONS AND INTERPRETATION
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1.1     DEFINITIONS

        The following definitions apply unless the context requires otherwise.

        ATTORNEY means any attorney appointed under this deed or any Collateral
        Security.

        CHARGE means the charge created by this deed.

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        CHARGE RELEASE DATE means, subject to clause 29.3, the date the Security
        Trustee discharges the Charge and this deed under clause 29.1.

        CHARGOR'S INDEMNITY means:

        (a)     the Chargor's right of indemnity under the Master Trust Deed from the Trust Assets in respect of liabilities incurred by the
                Chargor acting in its capacity as trustee of the Trust; and

        (b)     all equitable liens and other Security Interests which the
                Chargor has over the Trust Assets.

        COLLATERAL SECURITY means any Security Interest, Guarantee or other document or agreement at any time created or entered into in favour of the Security Trustee as security for any Secured Moneys.

        EVENT OF DEFAULT means any of the events specified in clause 8.

        EXTRAORDINARY RESOLUTION means, in relation to the Voting Mortgagees:

        (a)     a resolution passed at a meeting of the Voting Mortgagees duly convened and held in accordance with the provisions contained in this deed by a majority consisting of not less than three
                quarters of the votes capable of being cast at that meeting by
                Voting Mortgagees present in person or by proxy; or

        (b)     a resolution in writing pursuant to clause 40.15 signed by all the Voting Mortgagees, and

        (c)     otherwise has the meaning given to it in the Master Trust Deed.

        GUARANTEE means any guarantee, indemnity, letter of credit, legally binding letter of comfort or suretyship, or any other obligation or irrevocable offer (whatever called and of whatever nature):

        (a)     to pay or to purchase;

        (b)     to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets, rights or services, or otherwise) for the payment or discharge of;

        (c)     to indemnify against the consequences of default in the payment of; or

        (d)     to be responsible otherwise for,

        an obligation or indebtedness of another person, a dividend, distribution, capital or premium on shares, stock or other interests, or the insolvency or financial condition of another person.

        LIQUIDATION includes receivership, compromise, arrangement, amalgamation, administration, reconstruction, winding up, dissolution, assignment for the benefit of creditors, bankruptcy or death.

        MORTGAGED PROPERTY means the property and rights mortgaged or charged by this deed or any Collateral Security.

        MORTGAGEE has the meaning given in the Supplementary Terms Notice.

        NOTEHOLDER MORTGAGEE has the meaning given in the Supplementary Terms
        Notice.

        POWER means a power, right, authority, discretion or remedy which is conferred on the Security Trustee, a Mortgagee or a Receiver or
        Attorney:

        (a)     by this deed or any Collateral Security; or

        (b)     by law in relation to this deed or any Collateral Security.

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        PERSONAL INFORMATION has the meaning given in the Privacy Act 1988
        (Cth).

        RECEIVER means a receiver or receiver and manager appointed under this deed or any Collateral Security.

        RELEVANT TRUST means a trust other than the Trust, constituted under the
        Master Trust Deed and the Supplementary Terms Notice for the Trust, of
        which the Chargor is a trustee.

        REPRESENTATIVE means:

        (a)     in the case of an Offshore Noteholder, the Note Trustee (as its representative or any other person appointed as a proxy for the
                Noteholders in accordance with this deed);

        (b)     in the case of any other Mortgagee, a person who is appointed as a proxy for that Mortgagee pursuant to clause 40.9; and

        (c)     without limiting the generality of paragraph (a), in the case of a Voting Mortgagee which is a body corporate, a person who is appointed pursuant to clause 40.10 by that Mortgagee,

        or as otherwise specified in the Supplementary Terms Notice.

        SECURED MONEYS means all money which the Chargor (whether alone or with another person) is or at any time may become actually or contingently liable to pay to or for the account of any Mortgagee (whether alone or with another person) for any reason whatever under or in connection with a Trust Document. Additionally:

        (a)     it includes money by way of principal, interest, fees, costs, indemnities, Guarantee, charges, duties or expenses, or payment of liquidated or unliquidated damages under or in connection with a Trust Document, or as a result of any breach of or
                default under or in connection with, a Trust Document; and

        (b)     where the Chargor would have been liable but for its
                Liquidation, it will be taken still to be liable.

        SETTLOR means Andrew Jinks.

        ST.GEORGE means St.George Bank Limited (ABN 92 055 513 070) of 4-16
        Montgomery Street, Kogarah, New South Wales 2000.

        SUPPLEMENTARY TERMS NOTICE means the Supplementary Terms Notice dated on or after the date of this deed relating to the Trust.

        TRUST means the trust known as the Crusade Global Trust No. 2 of 2006 constituted under the Notice of Creation of Trust, the Master Trust Deed and the Supplementary Terms Notice.

        TRUST ASSETS means the Assets of the Trust from time to time as defined in the Master Trust Deed, and includes the rights of the Chargor under the Trust Documents in respect of the Trust and under the Collection
        Account, the Liquidity Account, the US$ Account and the Euro Account.

        TRUST DOCUMENT means each of:

        (a)     this deed;

        (b)     the Master Trust Deed;

        (c)     the Supplementary Terms Notice;

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        (d)     the Notice of Creation of Trust;

        (e)     the Servicing Agreement in respect of the Trust;

        (f)     the Custodian Agreement in respect of the Trust;

        (g)     each Note;

        (h)     each Support Facility for the Trust;

        (i)     the Agency Agreement;

        (j)     the Note Trust Deed; or

        (k)     the Subscription Agreements.

        VESTING DATE means the day preceding the earliest of:

        (a)     the 80th anniversary of the date of this deed;

        (b)     the 21st anniversary of the date of the death of the last
                survivor of the lineal descendants of King George V living on the date of this deed; and

        (c)     the day after the Charge Release Date.

        VOTING MORTGAGEE has the meaning given in the Supplementary Terms
        Notice.

1.2     MASTER TRUST DEED DEFINITIONS AND TRUST DOCUMENT AMENDMENTS

        (a)     Words and expressions which are defined in the Master Trust Deed
                (as amended by the Supplementary Terms Notice) and the
                Supplementary Terms Notice (including in each case by reference to another agreement), despite their respective times of
                execution, have the same meanings when used in this deed unless the context otherwise requires or unless otherwise defined in this deed.

        (b)     Subject to clause 30, no change to the Master Trust Deed or any other document (including the order of payment set out in the
                Supplementary Terms Notice) after the date of this deed will change the meaning of terms used in this deed or adversely affect the rights of the Security Trustee under this deed unless the Security Trustee (subject to clause 40.17(d), with the prior written consent of the Noteholder Mortgagees) has agreed in writing to the changes.

1.3     INTERPRETATION

        Clause 1.2 of the Master Trust Deed applies to this deed as if set out in full and:

        (a)     a reference to an ASSET includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

        (b)     an Event of Default SUBSISTS until it has been waived in writing by the Security Trustee provided that no such waiver will be capable of taking effect unless the Security Trustee has first, subject to clause 40.17(d), obtained the prior written consent of the Noteholder Mortgagees; and

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        (c)     a reference to an amount for which a person is CONTINGENTLY
                LIABLE includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise.

1.4     DETERMINATION, STATEMENT AND CERTIFICATE SUFFICIENT EVIDENCE

        Except where otherwise provided in this deed any determination, statement or certificate by the Security Trustee or an Authorised
        Signatory of the Security Trustee provided for in this deed is sufficient evidence of each thing determined, stated or certified in the absence of manifest error or proof to the contrary.

1.5     DOCUMENT OR AGREEMENT

        A reference to:

        (a)     an AGREEMENT includes a Security Interest, Guarantee,
                undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

        (b)     a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

        A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this deed.

1.6     RIGHTS AND OBLIGATIONS OF MORTGAGEES

        (a)     Each Mortgagee is entitled to the benefit of the obligations
                (including warranties) of each of the Security Trustee, the
                Chargor and any other person under this deed and any Collateral
                Security.

        (b)     Subject to clause 9.4(c) and clause 9.5, no Mortgagee is
                entitled to enforce this deed or any Collateral Security other than through the Security Trustee.

        (c)     Each Mortgagee is bound by this deed and each Collateral
                Security.

        (d)     No Mortgagee is responsible for the obligations of the Security
                Trustee or any other Mortgagee.

        (e)     The provisions of this deed are binding on the Security Trustee, the Chargor and the Mortgagees and all persons claiming through them, respectively.

1.7     TRANSACTION DOCUMENT

        This deed is a TRANSACTION DOCUMENT for the purposes of the Master Trust
        Deed.

1.8     CHARGOR AS TRUSTEE

        In this deed, except where provided to the contrary:

        (a)     a reference to the Chargor is a reference to the Chargor in its capacity as trustee of the Trust only, and in no other capacity;
                and

        (b)     a reference to the assets, business, property or undertaking of the Chargor is a reference to the assets, business, property or undertaking of the Chargor only in the capacity described in paragraph (a) above.

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1.9     KNOWLEDGE OF THE CHARGOR

        In relation to the Trust, the Chargor will be considered to have knowledge or notice of or be aware of any matter or thing if the Chargor has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the
        Chargor who have day to day responsibility for the administration of the
        Trust.

1.10    KNOWLEDGE OF SECURITY TRUSTEE

        For the purposes of this deed, the Security Trustee will only be considered to have knowledge, notice of or to be aware of any thing if the Security Trustee has knowledge, notice or awareness of that thing by virtue of the actual knowledge, notice or awareness of the officers or employees of the Security Trustee who have day to day responsibility for the administration of the security trust established by this deed.

1.11    CONFLICTS

        (a)     Subject to this deed, if there is at any time, with respect to enforcement, a conflict between a duty owed by the Security
                Trustee to any Mortgagee or class of Mortgagees, and a duty owed by it to another Mortgagee or class of Mortgagees, the Security
                Trustee must give priority to the interests of the Noteholders
                (which, in the case of Offshore Noteholders shall be advised by the Note Trustee acting on their behalf and direction as
                determined in accordance with the terms of the Note Trust Deed including, without limitation, clauses 7.1 and 37 (and at all times in accordance with the requirements of the TIA)) as
                provided in this deed and in the Note Trust Deed.

        (b)     Subject to the provisions of this deed (other than paragraph (a)
                above), the Security Trustee must give:

                (i)     priority to the interests only of the Class A
                        Noteholders if, in the Security Trustee's opinion (in
                        relation to which in determining the interests of the
                        Offshore Noteholders, the Security Trustee may rely on
                        the instructions of the Note Trustee determined in
                        accordance with the terms of the Note Trust Deed
                        including, without limitation, clauses 7.1 and 37 (and
                        at all times in accordance with the requirements of the
                        TIA), there is a conflict between the interests of the
                        Class A Noteholders and the interests of the Class B
                        Noteholders, the Class C Noteholders or the other
                        Mortgagees;

                (ii)    priority to the interests only of the Class B
                        Noteholders if, in the Security Trustee's opinion (in
                        relation to which in determining the interests of the
                        Class B Noteholders, the Security Trustee may rely on
                        the instructions given in a resolution passed in a
                        meeting held in accordance with clause 40 of this deed)
                        there is a conflict between the interests of the Class B
                        Noteholders and the interests of the Class C
                        Noteholders, or the other Mortgagees.

        Provided that the Security Trustee acts in accordance with clause 40 of the Security Trust Deed and in good faith, it shall not incur any liability to any Mortgagee for giving effect to paragraphs (a) or (b)
        above.

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2.      APPOINTMENT OF SECURITY TRUSTEE
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2.1     THE SECURITY TRUSTEE

        The Security Trustee:

        (a)     is appointed to act as trustee on behalf of the Mortgagees on the terms and conditions of this deed; and

        (b)     acknowledges and declares that it:

                (i)     holds the sum of A$10.00 received on the date of this
                        deed from the Settlor; and

                (ii)    will hold the benefit of the Charge, the Mortgaged
                        Property and the benefit of each of the Trust Documents
                        to which the Security Trustee is a party,

        in each case, on trust for each Mortgagee, in accordance with the terms and conditions of this deed.

2.2     DURATION OF TRUST

        The Trust established under this deed commences on the date of this deed and ends on the Vesting Date unless determined earlier.

2.3     COVENANT

        The Security Trustee covenants for the benefit of the Approved Seller that it will comply with clause 12.4(l)(i) of the Master Trust Deed in relation to any Receivable Security or Related Security which the
        Chargor or the Approved Seller has notified in writing to the Security
        Trustee is affected by a Trust Back.

3.      CHARGE
--------------------------------------------------------------------------------

3.1     CHARGE

        (a)     Subject to paragraph (b) the Chargor charges to the Security
                Trustee, for the Security Trustee and as trustee for the
                Mortgagees, all of the present and future Trust Assets and undertaking of the Trust.

        (b)     The Charge does not charge any Trust Assets as at the date of this deed which at the time of execution of this deed are, or are taken under the applicable stamp duties legislation of the relevant jurisdiction to be, situated in any State or Territory of Australia other than the Australian Capital Territory,
                Victoria or the Northern Territory and other than any money establishing the Trust which is situated in New South Wales.

3.2     SECURITY

        (a)     The security created by this deed secures the due and punctual payment of the Secured Moneys.

        (b)     This deed is given in consideration of the Security Trustee and the Mortgagees entering into the Trust Documents and for other valuable consideration received.

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3.3     PROSPECTIVE LIABILITY

        (a)     For the purpose of the Corporations Act 2001 (Cth) the maximum prospective liability (as defined in the Corporations Act 2001
                (Cth)) secured by this deed at any time is A$6,000,000,000 and the total amount recoverable under this deed is limited to
                A$6,000,000,000 or its equivalent in another currency.

        (b)     The nature of that prospective liability is advances, interest, fees, costs, indemnities and other amounts included in the definition of SECURED MONEYS.

4.      NATURE OF CHARGE
--------------------------------------------------------------------------------

4.1     PRIORITY

        The Charge is a first charge and takes priority over all Security
        Interests that have been granted over the Mortgaged Property.

4.2     NATURE OF CHARGE

        The Charge operates, subject to clause 4.4, as a floating charge only, over all the Mortgaged Property.

4.3     DEALING WITH MORTGAGED PROPERTY

        (a)     Except as expressly permitted in any Trust Document, the Chargor shall not, and the Manager shall not direct the Chargor to:

                (i)     create or allow to exist any Security Interest (other
                        than the charge created under this deed) over any
                        Mortgaged Property; or

                (ii)    in any other way:

                        (A)     dispose of;

                        (B)     create or allow any interest in; or

                        (C)     part with possession of,

                        any Mortgaged Property, except, subject to the Trust
                        Documents, any disposal of or dealing with any asset for
                        the time being subject to the floating charge created
                        under this deed in the ordinary course of its ordinary
                        business.

        (b)     Where by law a Mortgagee may not restrict the creation of any
                Security Interest over an asset ranking after the Charge,
                paragraph (a) will not restrict that creation. However, the
                Chargor shall ensure that before that Security Interest is created the holder of that Security Interest enters into a deed of priority in form and substance specified by the Security
                Trustee.

4.4     CRYSTALLISATION

        The floating charge referred to in clause 4.2 will automatically and immediately crystallise and operate as a fixed charge:

        (a)     in respect of any asset:

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                (i)     upon the occurrence of an Event of Default;

                (ii)    if the Chargor:

                        (A)     creates or allows any Security Interest (other
                                than the charge created under this deed) over;

                        (B)     sells, leases or otherwise disposes of;

                        (C)     creates or allows any interest in; or

                        (D)     parts with possession of,

                        that asset in breach of a Trust Document, or agrees or
                        attempts to do so or takes any step towards doing so;

                (iii)   on the Commissioner of Taxation or his delegate or
                        successor signing a notice under:

                        (A)     section 218 or section 255 of the Income Tax
                                Assessment Act 1936 (Cth) and the Income Tax
                                Assessment Act 1997 (Cth);

                        (B)     section 74 of the Sales Tax Assessment Act 1992
                                (Cth)

                        (C)     section 260-5 of the Taxation Administration Act
                                1953 (Cth); or

                        (D)     any similar legislation,

                        which will affect that asset; or

                (iv)    on a Government Agency taking any step which may result
                        in an amount of Tax or an amount owing to a Government
                        Agency ranking ahead of the floating charge with respect
                        to that asset; or

        (b)     in respect of all the Mortgaged Property:

                (i)     if an Insolvency Event occurs with respect to the
                        Chargor; or

                (ii)    on the security constituted by this deed being enforced
                        in any way.

        Except where expressly stated, no notice or action by any Mortgagee is necessary for the charge to crystallise.

4.5     DE-CRYSTALLISATION

        The Security Trustee must, at the direction of the Manager, at any time release any asset which has become subject to a fixed charge under clause 4.4 from the fixed charge by notice to the Chargor. That asset will then again be subject to the floating charge and to the further operation of that clause. The Security Trustee must notify each
        Designated Rating Agency for each Class of Notes of any such release.

5.      COVENANTS AND WARRANTIES

--------------------------------------------------------------------------------

5.1     COVENANT

        (a)     The Chargor acknowledges its indebtedness to each Mortgagee in respect of the relevant Secured Moneys. The Chargor shall duly and punctually pay the Secured Moneys when

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                due in accordance with the Transaction Documents, including in accordance with clause 8.2.

        (b)     Subject to the limitations on the obligations and liability of the Chargor under the Master Trust Deed and the other
                Transaction Documents, the Chargor shall use its reasonable endeavours to ensure that no Event of Default occurs.

        (c)     The Chargor will ensure that it complies with its obligations under the Trust Documents.

        (d)     The Chargor will give to the Security Trustee or the Note
                Trustee a copy of the Register and any information in the power or possession of the Chargor relating to the Trust that the
                Security Trustee or the Note Trustee (as the case may be)
                reasonably requests in connection with the exercise and
                performance of its powers and obligations under this deed, including without limitation:

                (i)     the identity, and notice details of, each Mortgagee and
                        Beneficiary; and

                (ii)    the amount and details of the Secured Moneys owing to
                        each Mortgagee.

        (e)     The Manager shall cause this deed to be duly stamped and lodged for registration with the Australian Securities and Investments
                Commission before it issues a Note.

5.2     NEGATIVE COVENANTS

        The Chargor shall not do, nor shall the Manager direct or cause the
        Chargor to do, any of the following without the prior written consent of the Security Trustee (and, subject to clause 40.17(d), the Noteholder
        Mortgagees) and without prior written confirmation from the Designated
        Rating Agencies of the then current rating for each Class of Notes except as permitted by this deed, the Master Trust Deed or the
        Supplementary Terms Notice for the Trust:

        (a)     (NO FINANCIAL INDEBTEDNESS) create, incur, assume, permit or suffer to exist any Financial Indebtedness except for:

                (i)     the Notes;

                (ii)    Financial Indebtedness arising under the Trust Documents
                        in relation to the Trust (including under a Support
                        Facility); or

                (iii)   Financial Indebtedness which is fully subordinated to
                        the Secured Moneys or is non-recourse other than with
                        respect to proceeds in excess of those needed to pay the
                        Secured Moneys, and which does not constitute a claim
                        against the Chargor in the event that those excess
                        proceeds are insufficient to pay that subordinated
                        Financial Indebtedness; or

                (iv)    Financial Indebtedness when the Chargor has received
                        written confirmation from the Designated Rating Agencies
                        for each Class of Notes that it will not result in any
                        reduction or withdrawal of the ratings assigned to the
                        Notes by the Designated Rating Agencies;

        (b)     (NO RELEASE UNDER TRUST DOCUMENTS) give any release or discharge
                (whether full, partial or conditional) to any person in respect of their obligations under any of the Trust Documents relating to the Trust, except as permitted by the Trust Documents;

        (c)     (BANK ACCOUNTS) open any bank account not permitted in the Trust
                Documents; and

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        (d)     (SECURITY INTEREST) create or permit or suffer to exist any other Security Interest over the Mortgaged Property.

5.3     REPRESENTATIONS AND WARRANTIES

        The Chargor makes the following representations and warranties.

        (a)     (TRUST DOCUMENTS REPRESENTATIONS AND WARRANTIES) All
                representations and warranties of the Chargor in the Trust
                Documents are true or, if not yet made, will be true when made.

        (b)     (GOOD TITLE) The Chargor is the lawful owner of the Mortgaged
                Property and has the power under the Master Trust Deed to enter into this deed and to charge in the manner provided in this deed the Mortgaged Property. Subject only to the Master Trust Deed and this deed, the Mortgaged Property is free of all other
                Security Interests as far as the Chargor is aware (other than the Chargor's indemnity from the Assets of the Trust).

        (c)     (TRUST VALIDLY CREATED) The Trust has been validly created and is in existence at the date of this deed.

        (d)     (SOLE TRUSTEE) The Chargor has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

        (e)     (MASTER TRUST DEED) The Trust is constituted pursuant to the
                Master Trust Deed, the Notice of Creation of Trust and the
                Supplementary Terms Notice.

        (f)     (RIGHT OF INDEMNITY) As far as the Chargor is aware, except as expressly provided in the Master Trust Deed or the Supplementary
                Terms Notice or statute the Chargor has not limited in any way, and the Chargor has no liability which may be set off against, the Chargor's Indemnity.

        (g)     (NO PROCEEDINGS TO REMOVE) No notice has been given to the
                Chargor and, to the Chargor's knowledge, no resolution has been passed or direction has been given, removing the Chargor as trustee of the Trust.

5.4     MANAGER'S UNDERTAKINGS

        The Manager undertakes to the Security Trustee when requested promptly to give to the Security Trustee:

        (a)     a copy of each custody audit relating to the Trust given under the Custodian Agreement;

        (b)     a copy of each Manager's Report given in relation to the Trust;

        (c)     each audit report issued by the Auditor in relation to the
                Trust; and

        (d)     a copy of each Trust Document and details and information
                relating to:

                (i)     the identity, and notice details of, each Support
                        Facility Provider; and

                (ii)    the Secured Moneys owing to each Support Facility
                        Provider.

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6.      FURTHER ASSURANCES
--------------------------------------------------------------------------------

6.1     FURTHER ASSURANCES

        Whenever the Security Trustee reasonably requests the Chargor to do anything:

        (a)     to more satisfactorily mortgage, assure or secure the Mortgaged
                Property to the Mortgagees or the Security Trustee's nominee in a manner not inconsistent with this deed or any Trust Document;
                or

        (b)     to aid in the execution or exercise of any Power,

        the Chargor shall do it immediately, subject to any liability it incurs other than from its own negligence, fraud or Default being covered by the Chargor's Indemnity. It may include registering this deed, executing or registering any other document or agreement, delivering Trust
        Documents or evidence of title and executing and delivering blank transfers.

7.      NOTE TRUSTEE
--------------------------------------------------------------------------------

7.1     CAPACITY

        The Note Trustee enters into this deed for itself and as trustee for and on behalf of the Offshore Noteholders from time to time under and subject to the terms of the Note Trust Deed. Notwithstanding any other provision of this deed, the Note Trustee has no rights, obligations or liabilities under this deed until the Note Trust Deed has been duly executed by all parties to it.

7.2     EXERCISE OF RIGHTS

        Except as otherwise provided in this deed and in the Note Trust Deed:

        (a)     the rights, remedies and discretions of the Offshore Noteholders under this deed including all rights to vote or give
                instructions or consent to the Security Trustee and to enforce any undertakings or warranties under this deed, may only be exercised by the Note Trustee on behalf of the Offshore
                Noteholders in accordance with the Note Trust Deed; and

        (b)     the Offshore Noteholders may only exercise enforcement rights in respect of the Mortgaged Property through the Note Trustee and only in accordance with this deed and the Note Trust Deed.

7.3     INSTRUCTIONS OR DIRECTIONS

        The Security Trustee may rely on any instructions or directions given to it by the Note Trustee as being given on behalf of all Offshore
        Noteholders from time to time and need not inquire whether the Note
        Trustee or the Offshore Noteholders from time to time have complied with any requirements under the Note Trust Deed or as to the reasonableness or otherwise of the Note Trustee.

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7.4     PAYMENTS

        Any payment to be made to an Offshore Noteholder under this deed may be made to the Note Trustee or a Paying Agent on behalf of that Offshore
        Noteholder and shall constitute a good discharge.

7.5     NOTICES

        Any notice to be given to an Offshore Noteholder under this deed may be given to the Note Trustee on behalf of that Offshore Noteholder. Any costs to the Note Trustee of publishing such notice to the Noteholders will be reimbursed by the Chargor to the Note Trustee.

8.      EVENTS OF DEFAULT
--------------------------------------------------------------------------------

8.1     EVENTS OF DEFAULT

        Each of the following is an Event of Default (whether or not it is within the control of the Chargor).

        (a)     (FAILURE TO PAY) The Chargor fails to pay:

                (i)     any Interest Entitlement within 10 Business Days of the
                        Payment Date on which the Interest Entitlement was due
                        to be paid, together with all interest accrued and
                        payable on that Interest Entitlement; or

                (ii)    any other Secured Moneys, within 10 Business Days of the
                        due date for payment (or within any applicable grace
                        period agreed with the Mortgagees, or where the
                        Mortgagee is an Offshore Noteholder, with the Note
                        Trustee, to whom the Secured Moneys relate).

                Sub-clauses (i) and (ii) above will not constitute Events of
                Default if the Secured Moneys which the Chargor failed to pay are subordinated to payments of amounts due to Class A
                Noteholders while any Secured Moneys remain owing:

                        (A)     to Class A Noteholders; or

                        (B)     to any other person, which rank in priority to
                                amounts due to Class A Noteholders.

        (b)     (BREACH OF OBLIGATION) The Chargor fails to perform or observe any other provisions (other than an obligation referred to in paragraph (a)) of this deed or a Trust Document where such failure will have a Material Adverse Effect and that default (if in the opinion of the Security Trustee capable of remedy) is not remedied within 30 days after written notice (or such longer period as may be specified in the notice) from the Security
                Trustee requiring the failure to be remedied.

        (c)     (INSOLVENCY) An Insolvency Event occurs in relation to the
                Chargor in its capacity as trustee of the Trust.

        (d)     (PRIORITY OF CHARGE) The Charge is not or ceases to be a first ranking charge over the Trust Assets, or any other obligation of the Chargor (other than as mandatorily preferred by law) ranks ahead of or pari passu with any of the Secured Moneys.

        (e)     (ENFORCEMENT OF SECURITY) Any Security Interest over the Trust
                Assets is enforced.

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        (f)     (VITIATION OF TRUST DOCUMENTS)

                (i)     All or any part of any Trust Document (other than the
                        Basis Swap or, where the Currency Swap is terminated by
                        the provider of the Currency Swap as a result of a call
                        exercised by the Trustee under Condition 5(i), the
                        Currency Swap) is terminated or is or becomes void,
                        illegal, invalid, unenforceable or of limited force and
                        effect; or

                (ii)    a party becomes entitled to terminate, rescind or avoid
                        all or part of any Trust Document (other than the Basis
                        Swap or, where the Currency Swap is terminated by the
                        provider of the Currency Swap as a result of a call
                        exercised by the Trustee under Condition 5(i), the
                        Currency Swap),

                where that event has or will have a Material Adverse Effect.

        (g)     (TRUST) Without the prior consent of the Security Trustee (such consent, subject to clause 40.17(d), having been approved by the
                Noteholder Mortgagees):

                (i)     the Trust is wound up, or the Chargor is required to
                        wind up the Trust under the Master Trust Deed or
                        applicable law, or the winding up of the Trust
                        commences;

                (ii)    the Trust is held or is conceded by the Chargor not to
                        have been constituted or to have been imperfectly
                        constituted; or

                (iii)   unless another trustee is contemporaneously and
                        immediately appointed to the Trust under the Trust
                        Documents, the Chargor ceases to be authorised under the
                        Trust to hold the property of the Trust in its name and
                        to perform its obligations under the Trust Documents.

8.2     RIGHTS OF THE SECURITY TRUSTEE UPON EVENT OF DEFAULT

        At any time after an Event of Default occurs, the Security Trustee must
        (subject to clauses 9.2, 9.3, 9.4 and 9.5) if so directed by an
        Extraordinary Resolution of the Voting Mortgagees:

        (a)     declare the Charge immediately enforceable;

        (b)     declare the Secured Moneys immediately due and payable;

        (c)     give a notice crystallising the charge in relation to any or all of the Mortgaged Property under clause 4.4; and/or

        (d)     appoint a Receiver over the Trust Assets, or exercise the powers that a Receiver would otherwise have if appointed under this deed.

        The Security Trustee may exercise its rights under this clause notwithstanding any delay or previous waiver.

8.3     NOTIFY EVENTS OF DEFAULT

        Each of the Chargor and the Manager must promptly notify the Note
        Trustee, the Noteholder Mortgagees, the Security Trustee, and each of the Designated Rating Agencies if, to the knowledge of its officers who are responsible for the administration of the Trust, it becomes aware of the occurrence of an Event of Default, Trustee's Default, Servicer
        Transfer Event, Custodial Transfer Event (as defined in the Custodian
        Agreement), Title Perfection Event or Manager's Default

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        including full details of that Event of Default, Trustee's Default,
        Servicer Transfer Event, Title Perfection Event, Custodial Transfer
        Event or Manager's Default (as the case may be).

9.      ENFORCEMENT
--------------------------------------------------------------------------------

9.1     POWER TO ENFORCE

        At any time after the Charge becomes enforceable, the Security Trustee may, at its discretion and without further notice (subject to the terms of this deed including, without limitation, clause 8.2) take such proceedings as it may think fit to enforce any of the provisions of this deed.

9.2     NO OBLIGATION TO ENFORCE

        Subject to clause 9.3, pending the receipt of directions from the Voting
        Mortgagees as contemplated by clauses 9.3 and 9.4, the Security Trustee shall not be bound to take any action or give any consent or waiver or make any determination under this deed (including, without limiting the generality of the above, to appoint any Receiver, to declare the Charge enforceable or the Secured Moneys immediately due and payable pursuant to clause 8.2 or to take any other proceedings referred to in clause
        9.1). Nothing in this clause shall affect the operation of clause 4.4 or the Charge becoming enforceable prior to the Security Trustee receiving directions from the Voting Mortgagees.

9.3     OBLIGATION TO CONVENE MEETING

        (a)     Prior to the Security Trustee becoming actually aware of the occurrence of an Event of Default and provided that it has been indemnified to its satisfaction in accordance with this deed, the Security Trustee may enforce this deed without an
                Extraordinary Resolution of the Voting Mortgagees if it believes
                (in its absolute discretion) that it is necessary to do so to protect the interests of the Mortgagees.

        (b)     Following the Security Trustee becoming actually aware of the occurrence of an Event of Default in accordance with clause
                1.10, it shall, subject to clause 9.7, promptly convene a
                meeting of the Voting Mortgagees in accordance with this deed, at which it shall seek directions from the Voting Mortgagees by way of an Extraordinary Resolution of the Voting Mortgagees
                regarding the action it should take as a result of that Event of
                Default including whether to do any of the things referred to in clauses 8.2(a) to (d) inclusive.

9.4     SECURITY TRUSTEE TO ACT IN ACCORDANCE WITH DIRECTIONS

        (a)     Subject to sub-clause (b), the Security Trustee shall take all action necessary to give effect to any Extraordinary Resolution of the Voting Mortgagees and shall comply with all directions contained in or given pursuant to any Extraordinary Resolution of the Voting Mortgagees.

        (b)     The obligation of the Security Trustee pursuant to sub-clause
                (a) is subject to:

                (i)     this deed; and

                (ii)    the Security Trustee being adequately indemnified from
                        the property held on trust under clause 2.1(b) or the
                        Security Trustee receiving from the Voting Mortgagees
                        (other than the Note Trustee) an indemnity in a form
                        reasonably satisfactory to the

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                        Security Trustee (which may be by way of an
                        Extraordinary Resolution of the Voting Mortgagees)
                        against all actions, proceedings, claims and demands to
                        which it may render itself liable, and all costs,
                        charges, damages and expenses which it may incur, in
                        giving effect to an Extraordinary Resolution of the
                        Voting Mortgagees.

                The Security Trustee shall first claim on its indemnity from the property held on trust under clause 2.1(b) before it claims on any indemnity from the Mortgagees other than the Note Trustee, including any indemnity provided under clause 9.5. The Note
                Trustee is in no circumstance required to give any indemnity to the Security Trustee.

        (c)     If the Security Trustee becomes bound to take steps and/or proceed under this deed and it fails to do so within a
                reasonable time and such failure is continuing, the Voting
                Mortgagees may exercise such powers as they determine by
                Extraordinary Resolution and then only if and to the extent the
                Voting Mortgagees are able to do so under Australian law.

9.5     SECURITY TRUSTEE MUST RECEIVE INDEMNITY

        If:

                (i)     the Security Trustee convenes a meeting of the Voting
                        Mortgagees, or is required by an Extraordinary
                        Resolution to take any action under this deed, and
                        advises the Voting Mortgagees that the Security Trustee
                        will not act in relation to the enforcement of this deed
                        unless it is personally indemnified by the Voting
                        Mortgagees (other than the Note Trustee) to its
                        reasonable satisfaction against all actions,
                        proceedings, claims and demands to which it may render
                        itself liable, and all costs, charges, damages and
                        expenses which it may incur, in relation to the
                        enforcement of this deed and put in funds to the extent
                        to which it may become liable (including costs and
                        expenses); and

                (ii)    those Voting Mortgagees refuse to grant the requested
                        indemnity, and put it in funds,

                then the Security Trustee will not be obliged to act in relation to that enforcement. In those circumstances, the Voting
                Mortgagees may exercise such Powers as they determine by
                Extraordinary Resolution. The Note Trustee is in no circumstance required to give any indemnity to the Security Trustee.

9.6     LIMITATION ON RIGHTS OF MORTGAGEES

        Subject to this deed (including, without limitation, clauses 9.4(b) and
        9.5), the powers, rights and remedies conferred on the Security Trustee by this deed are exercisable by the Security Trustee only, and no
        Mortgagee is entitled without the written consent of the Security
        Trustee to exercise the same or any of them. Without limiting the generality of the foregoing, and subject to clauses 9.4(b) and 9.5, no
        Mortgagee is entitled to enforce the Charge or the provisions of this deed or to appoint or cause to be appointed a Receiver to any of the
        Mortgaged Property or otherwise to exercise any power conferred by the terms of any applicable law on charges except as provided in this deed.

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9.7     IMMATERIAL WAIVERS

        (a)     The Security Trustee may (subject to clause 40.17(d)) with the prior written consent of the Noteholder Mortgagees, agree, on any terms and conditions as it may deem expedient, having first given notice to the Note Trustee and to any Designated Rating
                Agency for each Class of Notes, but without the consent of the other Mortgagees and without prejudice to its rights in respect of any subsequent breach, to any waiver or authorisation of any breach or proposed breach of any of the terms and conditions of the Trust Documents or any of the provisions of this deed which is not, in the reasonable opinion of the Security Trustee, materially prejudicial to the interests of the Mortgagees and may determine that any event that would otherwise be an Event of
                Default shall not be treated as an Event of Default for the purpose of this deed.

        (b)     No such waiver, authorisation or determination shall be made in contravention of any directions contained in an Extraordinary
                Resolution of Voting Mortgagees.

        (c)     Any such waiver, authorisation or determination shall, if the
                Security Trustee so requires, be notified to the Voting
                Mortgagees by the Manager as soon as practicable thereafter in accordance with this deed.

9.8     ACTS PURSUANT TO RESOLUTIONS

        The Security Trustee shall not be responsible for having acted in good faith upon any resolution purporting to have been passed at any meeting of the Voting Mortgagees in respect of which minutes have been made and signed, even though it may subsequently be found that there was some defect in the constitution of that meeting or the passing of that resolution or that for any reason that resolution was not valid or binding upon the Voting Mortgagees.

9.9     OVERRIDING PROVISION

        Notwithstanding any other provision of this deed:

        (a)     the Security Trustee is not obliged to do or omit to do anything including entering into any transaction or incurring any
                liability unless the Security Trustee's liability is limited in a manner satisfactory to the Security Trustee in its absolute discretion; and

        (b)     the Security Trustee will not be under any obligation to advance or use its own funds for the payment of any costs, expenses or liabilities, except in respect of its own fraud, negligence or breach of trust.

10.     APPOINTMENT OF RECEIVER
--------------------------------------------------------------------------------

10.1    APPOINTMENT

        To the extent permitted by law and subject to clause 9, at any time after the Charge becomes enforceable under this deed the Security
        Trustee or any Authorised Signatory of the Security Trustee may:

        (a)     appoint any person or any 2 or more persons jointly or severally or both to be a Receiver of all or any of the Mortgaged
                Property;

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        (b)     remove any Receiver;

        (c)     appoint another Receiver in addition to or in place of a
                Receiver; and/or

        (d)     fix or vary the remuneration of a Receiver.

10.2    AGENT OF CHARGOR

        (a)     Subject to clauses 10.2(b) and 10.4, every Receiver is the agent of the Chargor. The Chargor alone is responsible for the
                Receiver's acts and defaults.

        (b)     Each Mortgagee acknowledges that:

                (i)     any Receiver will be the agent of the Chargor in its
                        capacity as trustee of the Trust only; and

                (ii)    notwithstanding anything else in this deed or at law,
                        the Chargor in its personal capacity is not responsible
                        for any negligent act or negligent omission of the
                        Receiver.

10.3    RECEIVER'S POWERS

        In addition to any powers granted by law, and except to the extent specifically excluded by the terms of his appointment and in accordance with the interests of the Mortgagees in accordance with this deed, every
        Receiver has power to do anything in respect of the Mortgaged Property that the Chargor could do (including, without limitation, having regard to its powers under the Master Trust Deed). However, every Receiver acknowledges that the Chargor's liability in relation to the Receiver's exercise of those powers is limited to the assets of the Trust. His powers include the following.

        (a)     (TAKE POSSESSION AND MANAGE) He may take possession of, get in and manage the Mortgaged Property.

        (b)     (LEASE) He may lease any of the Mortgaged Property for any term
                (whether or not the Receiver has taken possession).

        (c)     (CARRY ON BUSINESS) He may carry on or concur in carrying on any business.

        (d)     (ACQUIRE ANY ASSET) He may acquire in any manner any asset
                (including to take it on lease). After that acquisition it will be included in the Mortgaged Property.

        (e)     (MAINTAIN AND IMPROVE THE MORTGAGED PROPERTY) He may do anything to maintain, protect or improve any of the Mortgaged Property or to obtain income or returns from any of the Mortgaged Property
                (including by development, sub-division, construction,
                alteration, or repair, of any property or by pulling down, dismantling or scrapping, any property).

        (f)     (LEND) He may lend money or provide financial accommodation.

        (g)     (SELL)

                (i)     He may sell any of the Mortgaged Property (whether or
                        not the Receiver has taken possession).

                (ii)    Without limitation, any sale may be made:

                        (A)     by public auction, private treaty or tender;

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                        (B)     for cash or on credit;

                        (C)     in one lot or in parcels;

                        (D)     either with or without special conditions or
                                stipulations as to title or time or mode of
                                payment of purchase money or otherwise;

                        (E)     with power to allow the whole or any part of the
                                purchase money to be deferred (whether with or
                                without any security); and

                        (F)     whether or not in conjunction with the sale of
                                any property by any person.

        (h)     (OPTIONS) He may grant or take put or call options.

        (i)     (SEVER FIXTURES) He may sever fixtures.

        (j)     (EMPLOY) He may employ or discharge any person as employee, contractor, agent, professional adviser, consultant or
                auctioneer for any purpose.

        (k)     (COMPROMISE) He may make or accept any arrangement or
                compromise.

        (l)     (GIVE RECEIPTS) He may give receipts for money and other assets.

        (m)     (PERFORM AND ENFORCE AGREEMENTS) He may:

                (i)     perform or enforce;

                (ii)    exercise or refrain from exercising the Chargor's rights
                        and powers under; or

                (iii)   obtain the benefit in other ways of,

                any documents or agreements or rights which form part of the
                Mortgaged Property and any documents or agreements entered into in exercise of any Power.

        (n)     (VARY AND TERMINATE AGREEMENTS) He may vary, rescind or
                terminate any document or agreement (including surrender or accept the surrender of leases).

        (o)     (AUTHORISATIONS) He may apply for, take up, transfer or
                surrender any Authorisation or any variation of any
                Authorisation.

        (p)     (TAKE INSOLVENCY PROCEEDINGS) He may make, commence and pursue insolvency proceedings against any person and do any thing in relation to any actual or contemplated Liquidation (including attend and vote at meetings of creditors and appoint proxies).

        (q)     (TAKE PROCEEDINGS) He may commence, defend, conduct, settle, discontinue or compromise proceedings in the name of the Chargor or otherwise.

        (r)     (EXECUTE DOCUMENTS) He may enter into and execute documents or agreements on behalf of himself or the Chargor.

        (s)     (OPERATE BANK ACCOUNTS) He may operate any bank account
                comprising part of the Mortgaged Property and open and operate any further bank account.

        (t)     (SURRENDER MORTGAGED PROPERTY) He may surrender, release or transfer any of the Mortgaged Property.

        (u)     (EXCHANGE MORTGAGED PROPERTY) He may exchange with any person any of the Mortgaged Property for other property.

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        (v)     (PROMOTE COMPANIES) He may promote the formation of companies with a view to purchasing any of the Mortgaged Property or assuming the obligations of the Chargor or otherwise.

        (w)     (DELEGATE) He may delegate to any person approved by the
                Security Trustee any of his Powers (including delegation).

        (x)     (HAVE ACCESS) He may exercise all the rights of the Chargor under the Trust Documents with respect to the Trust Assets.

        (y)     (VOTE) He may exercise any voting or other rights or powers in respect of any of the Mortgaged Property and do anything in relation to shares or marketable securities.

        (z)     (OTHER OUTGOINGS) He may pay any outgoing or indebtedness of the
                Chargor or any other person.

        (aa)    (SECURITY INTERESTS) He may redeem any Security Interest or acquire it and any debt secured by it.

        (bb)    (INSURE) He may take out insurance.

        (cc)    (INSURANCE CLAIMS) He may make, enforce, compromise and settle all claims in respect of insurance.

        (dd)    (INCIDENTAL POWER) He may do anything incidental to the exercise of any other Power.

        All of the above paragraphs are to be construed independently. None limits the generality of any other.

10.4    RECEIVER APPOINTED AFTER COMMENCEMENT OF WINDING UP

        The power to appoint a Receiver may be exercised even though:

        (a)     an order may have been made or a resolution may have been passed for the Liquidation of the Chargor; and

        (b)     a receiver appointed in those circumstances may not, or may not in some respects specified by the Receiver, act as the agent of the Chargor.

10.5    POWERS EXERCISABLE BY THE SECURITY TRUSTEE

        Whether or not a Receiver has been appointed, the Security Trustee may exercise any Power of a Receiver at any time after the Charge becomes enforceable under this deed in addition to any Power of the Mortgagees and without giving notice. It may exercise those Powers and its Powers without taking possession or being liable as mortgagee in possession.
        Without limitation, it may exercise those Powers and its Powers directly or through one or more agents. In the latter event, anything done or incurred by such an agent will be taken to be done or incurred by the
        Security Trustee provided that the Security Trustee will have no liability in respect of the negligence or default of any agent appointed by the Security Trustee with reasonable care for the purpose of performing functions of a type which are not reasonably capable of supervision by the Security Trustee.

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10.6    WITHDRAWAL

        The Security Trustee may at any time (provided it does not have a
        Material Adverse Effect) give up possession of any Mortgaged Property and may at any time withdraw any receivership.

11.     REMUNERATION OF SECURITY TRUSTEE
--------------------------------------------------------------------------------

11.1    COSTS

        In accordance with the Supplementary Terms Notice, the Chargor as trustee of the Trust shall reimburse the Security Trustee for all costs and expenses of the Security Trustee properly incurred in acting as
        Security Trustee.

11.2    FEE

        (a)     The Security Trustee shall be entitled to a fee from the
                proceeds of the Mortgaged Property at the rate agreed from time to time by the Chargor, the Security Trustee and the Manager.
                This fee shall accrue from day to day.

        (b)     If the Security Trustee is required at any time to undertake duties which relate to the enforcement of the terms of any
                Transaction Document by the Security Trustee upon a default by any other party under the terms of that Transaction Document, the Security Trustee is entitled to such additional remuneration as may be agreed between the Security Trustee and the Manager or, failing agreement, such amount as is determined by a
                merchant bank (acting as an expert and not as an arbitrator)
                selected by the Security Trustee. The determination of such merchant bank shall be conclusive and binding on the Manager and the Security Trustee so far as the law allows.

        (c)     The Security Trustee's fee under sub-clause (a) shall be payable in arrears for the relevant period on the same dates as the
                Chargor's fee under the Master Trust Deed for the Trust or as agreed from time to time by the Chargor, the Security Trustee and the Manager.

11.3    CESSATION OF FEE

        The Security Trustee shall not be entitled to remuneration under clauses
        11.1 or 11.2 in respect of any period after the Charge Release Date or after it has resigned or been removed as Security Trustee.

12.     POWER OF ATTORNEY
--------------------------------------------------------------------------------

        (a)     For valuable consideration and by way of security the Chargor irrevocably appoints each Receiver and Authorised Signatory of the Security Trustee severally its attorney to do anything, following the occurrence of an Event of Default, which:

                (i)     the Chargor is obliged to do under or in relation to any
                        Trust Document; or

                (ii)    any Mortgagee or any Receiver is authorised or empowered
                        to do under any Trust Document or any law but only at
                        the times that Mortgagee or a Receiver (if a Receiver
                        had been appointed) would have been able to do it.

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        (b)     Without limitation, the Attorney may, following the occurrence of an Event of Default, at any time:

                (i)     do anything which in the opinion of the Security Trustee
                        or Attorney is necessary or expedient to secure,
                        preserve, perfect, or give effect to the security
                        contained in this deed (including anything under clauses
                        13 or 14). For this purpose, without limitation, he may
                        execute any legal mortgage, transfer, assignment and
                        other assurance of any of the Mortgaged Property in
                        favour of any Mortgagee, any purchaser or any nominee;
                        and

                (ii)    delegate his powers (including delegation).

        (c)     No Attorney appointed under this deed may act inconsistently with this deed or any other Trust Document.

13.     COMPLETION OF BLANK SECURITIES
--------------------------------------------------------------------------------

        The Security Trustee, any Authorised Signatory of the Security Trustee,
        any Receiver or any Attorney may complete any document which at any time is executed by or on behalf of the Chargor and deposited with the
        Security Trustee. It may complete it in favour of any Mortgagee, any purchaser or any nominee. It may not do so inconsistently with this deed or any other Trust Document.

14.     PERFORMANCE OF CHARGOR'S OBLIGATIONS
--------------------------------------------------------------------------------

        If at any time the Chargor fails duly to perform any obligation in any
        Trust Document the Security Trustee or any person it authorises may do anything which in its opinion is necessary or expedient to make good or to attempt to make good that failure to its satisfaction.

15.     STATUTORY POWERS
--------------------------------------------------------------------------------

15.1    POWERS IN AUGMENTATION

        The powers conferred on a mortgagee by law:

        (a)     are in addition to the Powers conferred by this deed;

        (b)     (to the extent permitted by law and, subject to clause 40.17(d), and provided there is sufficient time to do so, with the prior written consent of the Noteholder Mortgagees) may be exercised by the Security Trustee immediately after the Charge becomes enforceable under this deed and at any time subsequently; and

        (c)     are excluded or varied only so far as they are inconsistent with the express terms of this deed or any Collateral Security.

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15.2    NOTICE NOT REQUIRED

        To the extent permitted by law:

        (a)     the Chargor dispenses with any notice or lapse of time required by any law before enforcing this deed or any Collateral Security or exercising any Power; and

        (b)     subject to this deed, no Mortgagee is required to give notice to any person before enforcement or exercise; and

        (c)     any law requiring the giving of notice or the compliance with a procedure or the lapse of time before enforcement or exercise is excluded.

16.     APPLICATION OF MONEYS RECEIVED
--------------------------------------------------------------------------------

16.1    PRIORITIES

        The proceeds from the enforcement of the Charge over the Mortgaged
        Property are to be applied in the order of priority set out in the
        Supplementary Terms Notice for that purpose, subject to any other priority which may be required by statute or law.

16.2    MONEYS ACTUALLY RECEIVED

        In applying any moneys towards satisfaction of the Secured Moneys, the
        Chargor will be credited only with the money available for that purpose which is actually received by the relevant Mortgagee or, where the
        Mortgagee is an Offshore Noteholder, the Note Trustee. The credit will date from the time of receipt.

16.3    AMOUNTS CONTINGENTLY DUE

        If any of the Secured Moneys is contingently owing to any Mortgagee at the time of a distribution of an amount under clause 16.1, the Security
        Trustee may retain any of that amount. If it does, it shall place the amount retained on short term interest bearing deposit until the relevant Secured Moneys become actually due or cease to be contingently owing, or it becomes reasonably apparent that the relevant contingency will not occur and the Security Trustee shall then:

        (a)     pay to that Mortgagee, or (where the Mortgagee is an Offshore
                Noteholder) to the Note Trustee, the amount which becomes
                actually due to it; and

        (b)     apply the balance of the amount retained (together with interest earned on the deposit) in accordance with clause 16.1.

16.4    NOTICE OF SUBSEQUENT SECURITY INTERESTS

        (a)     If any Mortgagee receives actual or constructive notice of a subsequent Security Interest affecting any of the Mortgaged
                Property it may open a separate account in the name of the
                Chargor in the books of that Mortgagee.

        (b)     If that Mortgagee does not open a new account it will be treated as if it had done so at the time it received actual or
                constructive notice of the Security Interest.

        (c)     From the time the new account is opened or is taken to be
                opened:

                (i)     all advances and accommodation made available by that
                        Mortgagee to the Chargor;

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                (ii)    all payments and repayments made by the Chargor to that
                        Mortgagee; and

                (iii)   moneys to be applied towards the Secured Moneys under
                        clause 16.1,

                will be or will be taken to be debited or credited, as
                appropriate, to the new account. Payments, repayments and other moneys will only be applied in reduction of other Secured Moneys owing to that Mortgagee to the extent that there is no debit balance in that account.

16.5    SATISFACTION OF DEBTS

        Without limiting clause 31, each Mortgagee shall accept the distribution of moneys under this clause in full and final satisfaction of all
        Secured Moneys owing to it, and any debt represented by any shortfall that exists after any final distribution under this clause is extinguished.

16.6    PAYMENTS INTO US$ ACCOUNT

        (a)     The Chargor shall direct the Currency Swap Provider to pay all amounts denominated in US$ payable to the Chargor by the
                Currency Swap Provider under the Class A-1 Currency Swap into the US$ Account.

        (b)     If the Chargor receives any amount denominated in US$ from the
                Currency Swap Provider under the Class A-1 Currency Swap it will promptly pay that amount to the credit of the US$ Account.

16.7    PAYMENTS OUT OF US$ ACCOUNT

        The Chargor shall, or shall require that the Paying Agent, on its behalf, pay all amounts credited to the US$ Account in accordance with the Supplementary Terms Notice, the Note Trust Deed and the Agency
        Agreement.

16.8    PAYMENTS INTO EURO ACCOUNT

        (a)     The Chargor shall direct the Currency Swap Provider to pay all amounts denominated in Euros payable to the Chargor by the
                Currency Swap Provider under the Class A-2 Currency Swap into the Euro Account.

        (b)     If the Chargor receives any amount denominated in Euros from the
                Currency Swap Provider under the Class A-2 Currency Swap it will promptly pay that amount to the credit of the Euro Account.

16.9    PAYMENTS OUT OF EURO ACCOUNT

        The Chargor shall, or shall require that the Paying Agent, on its behalf, pay all amounts credited to the Euro Account in accordance with the Supplementary Terms Notice, the Note Trust Deed and the Agency
        Agreement.

16.10   EXCLUDED AMOUNTS

        For the avoidance of doubt, the following amounts shall not be treated as assets of the Trust available for distribution under clause 16.1.

        (a)     Any amounts required by law to be paid to the holder of any prior ranking Security Interest over Trust Assets of which the
                Security Trustee has notice which amounts are properly secured by the Security Interest.

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        (b)     Any of:

                (i)     the proceeds of cash collateral lodged by the provider
                        of a Hedge Agreement which are payable to that person
                        under that Hedge Agreement; and

                (ii)    the proceeds of any other cash collateral lodged by a
                        Support Facility Provider under a Support Facility,
                        which are payable to the Support Facility Provider.

                This paragraph (b) shall not apply to the extent that the
                relevant moneys are applied in accordance with the relevant document to satisfy any obligation owed to the Chargor by the relevant Support Facility Provider.

16.11   PROPORTIONATE SHARING

        (a)     Sharing

                Whenever any Mortgagee receives or recovers any money in respect of any sum due from the Chargor under a Trust Document in any way (including without limitation by set-off) except those referred to in clause 16.10 or through distribution by the
                Security Trustee under this deed (the RECEIVED MONEYS).

                (i)     the Mortgagee shall immediately notify the Security
                        Trustee;

                (ii)    the Mortgagee shall immediately pay that money to the
                        Security Trustee (unless the Security Trustee directs
                        otherwise). As between each Class of Class A
                        Noteholders, such payments (if any) are to be made pari
                        passu and rateably;

                (iii)   the Security Trustee shall treat the payment as if it
                        were a payment by the Chargor on account of all sums
                        then payable to the Mortgagees; and

                (iv)    (A)     the payment or recovery will be taken to have
                                been a payment for the account of the Security
                                Trustee and not to the Mortgagee for its own
                                account, and to that extent the liability of the
                                Chargor to the Mortgagee will not be reduced by
                                the recovery or payment, other than to the
                                extent of any distribution received by the
                                Mortgagee under paragraph (iii); and

                        (B)     (without limiting sub-paragraph (A)) immediately
                                on the Mortgagee making or becoming liable to
                                make a payment under paragraph (ii), the Chargor
                                shall indemnify the Mortgagee against the
                                payment to the extent that (despite
                                sub-paragraph (A)) its liability has been
                                discharged by the recovery or payment.

        (b)     Netting

                If a Mortgagee receives or recovers any Received Moneys, and does not pay that amount to the Security Trustee under paragraph
                (a) above, the Security Trustee may retain out of amounts which would otherwise be payable to the Mortgagee under this deed any amounts which the Security Trustee considers necessary to put all Mortgagees in the same position as if that Mortgagee had complied with, or been required to comply with, paragraph (a)
                above and the Security Trustee's obligation to apply monies to such Mortgagee shall be discharged to the extent of such
                retention.

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17.     OTHER SECURITY INTERESTS OVER MORTGAGED PROPERTY
--------------------------------------------------------------------------------

        (a)     Any Mortgagee and any Receiver or Attorney may rely on the certificate of a holder of another Security Interest affecting or purporting to affect the Mortgaged Property as to the amount and property secured by the Security Interest.

        (b)     The Security Trustee or any Receiver may at any time pay or agree to pay the amount certified by the holder of a Security
                Interest or purported Security Interest to be necessary to discharge it or some indebtedness secured by it, or to acquire
                it. From the date of payment that amount will be part of the
                Secured Moneys and the Chargor shall indemnify the Security
                Trustee (and if other Mortgagees indemnify the Security Trustee, those other Mortgagees) and the Receiver against that amount.
                This applies whether or not that Security Interest or purported
                Security Interest was valid or prior, equal or subsequent
                ranking, or the property or moneys stated in the certificate were secured by it.

18.     PROTECTION OF MORTGAGEES, RECEIVER AND ATTORNEY
--------------------------------------------------------------------------------

        To the extent permitted by law, neither any Mortgagee nor any Receiver or Attorney will be liable:

        (a)     in respect of any conduct, delay, negligence or breach of duty in the exercise or non-exercise of any Power; nor

        (b)     for any loss (including consequential loss) which results,

        except where it arises from fraud, negligence or wilful default on the part of any Mortgagee, Receiver or Attorney.

19.     PROTECTION OF THIRD PARTIES
--------------------------------------------------------------------------------

19.1    NO ENQUIRY

        No party to any Dealing (as defined below) and no person asked to register a Dealing:

        (a)     is bound to enquire:

                (i)     whether an Event of Default has occurred or whether this
                        deed has become enforceable;

                (ii)    whether a person who is, or purports or is purported to
                        be, a Receiver or Attorney is duly appointed;

                (iii)   as to the amount of Secured Moneys or whether Secured
                        Moneys are due and payable; or

                (iv)    in any other way as to the propriety or regularity of
                        the Dealing; or

        (b)     is affected by express notice that the Dealing is unnecessary or improper.

        For the protection of any party to a Dealing or a person registering a
        Dealing, the Dealing will be taken to be authorised by this deed and will be valid accordingly, even if there is any irregularity or impropriety in the Dealing.

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        In this clause a DEALING is:

        (a)     any payment or any delivery or handing over of an asset to; or

        (b)     any acquisition, incurring of Financial Indebtedness, receipt, sale, lease, disposal or other dealing, by,

        any Mortgagee or any Receiver or Attorney, or any person who purports or is purported to be a Receiver or Attorney.

19.2    RECEIPT

        The receipt of any Authorised Signatory of any Mortgagee or any Receiver
        or Attorney (or person who purports, or is purported, to be a Receiver or Attorney) for any moneys or assets payable to, or receivable or received by it, exonerates the person paying those moneys or handing over that asset from being concerned as to their application, or from being liable or accountable for their loss or misapplication.

20.     EXPENSES, INDEMNITY
--------------------------------------------------------------------------------

20.1    EXPENSES

        In accordance with the Supplementary Terms Notice and this deed, the
        Chargor shall reimburse each Mortgagee or (where the Mortgagee is an
        Offshore Noteholder who is not a Voting Mortgagee) the Note Trustee,
        Receiver and Attorney for its expenses in relation to:

        (a)     any consent, agreement, approval, waiver or amendment under or in relation to the Trust Documents; and

        (b)     (i)     any actual or contemplated enforcement of the Trust
                        Documents or the actual or contemplated exercise,
                        preservation or consideration of any Powers under the
                        Trust Documents or in relation to the Mortgaged
                        Property; and

                (ii)    any enquiry by a Government Agency concerning the
                        Chargor or the Mortgaged Property or a transaction or
                        activity the subject of the Trust Documents, or in
                        connection with which, financial accommodation or funds
                        raised under a Trust Document are used or provided.

        This includes legal costs and expenses (including in-house lawyers charged at their usual rates) on a full indemnity basis, expenses incurred in any review or environmental audit, in reimbursing or indemnifying any Receiver or Attorney or in retaining consultants to evaluate matters of material concern to that Mortgagee and administrative costs including time of its executives (whose time and costs are to be charged at reasonable rates). This does not limit the generality of clause 20.2.

20.2    INDEMNITY

        Subject to clause 16.1, on demand the Chargor shall indemnify each
        Mortgagee and each Receiver and Attorney against any loss, cost, charge, liability or expense that Mortgagee (or any officer or employee of that
        Mortgagee) or any Receiver or Attorney may sustain or incur as a direct or indirect consequence of:

        (a)     the occurrence of any Event of Default; or

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        (b)     any exercise or attempted exercise of any Power or any failure to exercise any Power.

        The indemnities in this clause are obligations of the Chargor (solely in its capacity as trustee of the Trust) separate and independent from its obligations under the Notes and apply irrespective of any time or indulgence granted by the Mortgagees from time to time and shall continue in full force and effect despite the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the
        Chargor for a liquidated sum or sums in respect of amounts due under this deed (other than this clause) or the Notes. Any deficiency will constitute a loss suffered by the Mortgagees and no proof or evidence of any actual loss shall be required by the Chargor or its liquidator.

21.     CURRENCY INDEMNITY
--------------------------------------------------------------------------------

        The Chargor shall indemnify each Mortgagee against any deficiency which arises whenever, for any reason (including as a result of a judgment, order or Liquidation):

        (a)     that Mortgagee receives or recovers an amount in one currency
                (the PAYMENT CURRENCY) in respect of an amount denominated under a Trust Document in another currency (the DUE CURRENCY); and

        (b)     the amount actually received or recovered by that Mortgagee in accordance with its normal practice when it converts the Payment
                Currency into the Due Currency is less than the relevant amount of the Due Currency.

22.     STAMP DUTIES
--------------------------------------------------------------------------------

        (a)     The Chargor shall pay (and reimburse each Mortgagee for) all stamp, transaction, registration and similar Taxes (including fines and penalties) in relation to the execution, delivery, performance or enforcement of any Trust Document or any payment or receipt or any other transaction contemplated by any Trust
                Document.

        (b)     Those Taxes include financial institutions duty, debits tax or other Taxes payable by return and Taxes passed on to any
                Mortgagee (other than the Note Trustee and the Offshore
                Noteholders) by any bank or financial institution other than interest withholding tax.

        (c)     The Chargor shall indemnify each Mortgagee against any liability resulting from delay or omission to pay those Taxes except to the extent the liability results from failure by the Mortgagee to pay any Tax after having been put in funds to do so by the
                Chargor.

23.     INTEREST ON OVERDUE AMOUNTS
--------------------------------------------------------------------------------

23.1    ACCRUAL

        Interest accrues on each unpaid amount which is due and payable by the
        Chargor under or in respect of this deed or any Trust Document
        (including interest payable under this clause):

        (a)     on a daily basis up to (but excluding) the date of actual
                payment from (and including) the due date or, in the case of an amount payable by way of reimbursement or indemnity, the date of disbursement or loss, if earlier;

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        (b)     both before and after judgment (as a separate and independent obligation); and

        (c)     at the rate provided in clause 23.3,

        except where the Trust Document provides otherwise.

23.2    PAYMENT

        The Chargor shall pay interest accrued under this clause on demand by the Security Trustee and on each Payment Date. That interest is payable in the currency of the unpaid amount on which it accrues.

23.3    RATE

        The rate applicable under this clause is the sum of 2% per annum plus the higher of the following, each as determined by the Security Trustee:

        (a)     the rate (if any) applicable to the amount immediately before the due date; and

        (b)     the Three Month Bank Bill Rate.

24.     CERTIFICATE AS TO AMOUNT OF SECURED MONEYS, ETC
--------------------------------------------------------------------------------

        A certificate signed by an Authorised Signatory of the Security Trustee will be sufficient evidence against the Chargor and the Mortgagees, in the absence of manifest error or proof to the contrary:

        (a)     as to the amount of Secured Moneys stated in the certificate;

        (b)     that a person specified in that certificate is a Mortgagee;

        (c)     that a document specified in that certificate is a Trust
                Document; and

        (d)     that the Security Trustee is of the opinion stated in the
                certificate.

25.     SURVIVAL OF REPRESENTATIONS
--------------------------------------------------------------------------------

        All representations and warranties in a Trust Document survive the execution and delivery of the Trust Documents and the provision of advances and accommodation.

26.     INDEMNITY AND REIMBURSEMENT OBLIGATIONS
--------------------------------------------------------------------------------

        Each indemnity, reimbursement and similar obligation in a Trust
        Document:

        (a)     is a continuing obligation;

        (b)     is a separate and independent obligation;

        (c)     is payable on demand;

        (d)     survives termination or discharge of the Trust Document; and

        (e)     is subject to the order of payment contained in the
                Supplementary Terms Notice and clause 16 of this deed and the restriction on remedies contained in clause 31.

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27.     CONTINUING SECURITY
--------------------------------------------------------------------------------

        Each of this deed and each Collateral Security is a continuing security despite any settlement of account, intervening payment or anything else until a final discharge of this deed and each Collateral Security has been given to the Chargor.

28.     OTHER SECURITIES
--------------------------------------------------------------------------------

        No Power and nothing in this deed or any Collateral Security merges in, or in any other way prejudicially affects or is prejudicially affected by:

        (a)     any other Security Interest; or

        (b)     any judgment, right or remedy against any person,

        which any Mortgagee or any person claiming through any Mortgagee may have at any time.

29.     DISCHARGE OF THE CHARGE
--------------------------------------------------------------------------------

29.1    RELEASE

        Upon the Manager providing a certificate to the Security Trustee (upon which certificate the Security Trustee may rely conclusively) (with a copy of that certificate to the Note Trustee) stating that:

        (a)     all Secured Moneys (actually or contingently owing) have been paid in full; and

        (b)     all the obligations of the Chargor under the Trust Documents have been performed, observed and fulfilled,

        (c)     the Security Trustee shall, subject to clause 29.2, at the request of the Manager or the Chargor, and at the cost of the
                Chargor, release the Mortgaged Property from the Charge and this deed.

29.2    CONTINGENT LIABILITIES

        The Security Trustee shall be under no obligation to release the Charge in respect of the Trust unless at the time such release is sought:

        (a)     none of the Secured Moneys in respect of the Trust are
                contingently or prospectively owing; or

        (b)     the Security Trustee has contingent or prospective liabilities in respect of the Trust or otherwise in connection with this deed but there is no reasonable likelihood of such liabilities, becoming actual liabilities, including without limitation, in respect of any bills, notes drafts, cheques, guarantees, letters of credit or other notes or documents issued, drawn, endorsed or accepted by the Security Trustee for the account or at the request of the Chargor for the Trust.

29.3    CHARGE REINSTATED

        If any claim is made by any person that any moneys applied in payment or satisfaction of the Secured Moneys must be repaid or refunded under any law (including, without limit, any law relating to

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        preferences, bankruptcy, insolvency or the winding up of bodies corporate) and the Charge has already been discharged, the Chargor shall, at the expense of the Trust, promptly do, execute and deliver, and cause any relevant person to do, execute and deliver, all such acts and notes as the Security Trustee may require to reinstate this Charge unless the Security Trustee agrees otherwise in writing.

30.     AMENDMENT
--------------------------------------------------------------------------------

30.1    APPROVAL OF MANAGER

        The Security Trustee and the Chargor may, following the giving of reasonable prior notice to each Designated Rating Agency, and with the written approval of the Manager and (subject to clause 40.17(d)) the
        Noteholder Mortgagees, by way of supplemental deed alter, add to or modify this deed (including this clause 30) so long as such alteration, addition or modification is:

        (a)     to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

        (b)     in the opinion of the Security Trustee necessary to comply with the provisions of any law or regulation or with the requirements of any Government Agency;

        (c)     in the opinion of the Security Trustee appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of any Government Agency (including,
                without limitation, an alteration, addition or modification which is in the opinion of the Security Trustee appropriate or expedient as a consequence of the enactment of a law or
                regulation or an amendment to any law or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any
                governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Trust); or

        (d)     in the opinion of the Security Trustee and in accordance with this deed neither prejudicial nor likely to be prejudicial to the interest of the Mortgagees as a whole or any class of
                Mortgagees.

30.2    EXTRAORDINARY RESOLUTION OF VOTING MORTGAGEES

        Where in the opinion of the Security Trustee and in accordance with this deed, a proposed alteration, addition or modification to this deed, other than an alteration, addition or modification referred to in clause
        30.1 or clause 1.2, is prejudicial or likely to be prejudicial to the interest of Mortgagees as a whole or any class of Mortgagees, the
        Security Trustee and the Chargor may make such alteration, addition or modification if sanctioned by an Extraordinary Resolution of the Voting
        Mortgagees or that class of Voting Mortgagees.

30.3    DISTRIBUTION OF AMENDMENTS

        The Manager shall distribute to all Mortgagees and each Designated
        Rating Agency, a copy of any amendments made pursuant to clause 30.1 or
        30.2 as soon as reasonably practicable after the amendment has been made.

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31.     CHARGOR'S LIABILITY
--------------------------------------------------------------------------------

31.1    LIMITATION OF LIABILITY

        (a)     General

                Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Chargor and the Manager under this deed.

        (b)     Limitation of Chargor's Liability

                (i)     This deed applies to the Chargor only in its capacity as
                        trustee of the Trust and in no other capacity (except
                        where the Transaction Documents provide otherwise).
                        Subject to paragraph (iii) below, a liability arising
                        under or in connection with this deed or the Trust can
                        be enforced against the Chargor only to the extent to
                        which it can be satisfied out of the assets and property
                        of the Trust which are available to satisfy the right of
                        the Chargor to be exonerated or indemnified for the
                        liability. This limitation of the Chargor's liability
                        applies despite any other provision of this deed and
                        extends to all liabilities and obligations of the
                        Chargor in any way connected with any representation,
                        warranty, conduct, omission, agreement or transaction
                        related to this deed or the Trust.

                (ii)    Subject to paragraph (iii) below, no person (including
                        any Relevant Party) may take action against the Chargor
                        in any capacity other than as trustee of the Trust or
                        seek the appointment of a receiver (except under this
                        deed), or a liquidator, an administrator or any similar
                        person to the Chargor or prove in any liquidation,
                        administration or arrangements of or affecting the
                        Chargor.

                (iii)   The provisions of this clause 31.1(b) shall not apply to
                        any obligation or liability of the Chargor to the extent
                        that it is not satisfied because under a Transaction
                        Document or by operation of law there is a reduction in
                        the extent of the Chargor's indemnification or
                        exoneration out of the Assets of the Trust as a result
                        of the Chargor's fraud, negligence, or Default.

                (iv)    It is acknowledged that the Relevant Parties are
                        responsible under the Transaction Documents for
                        performing a variety of obligations relating to the
                        Trust. No act or omission of the Chargor (including any
                        related failure to satisfy its obligations under this
                        deed) will be considered fraud, negligence or Default of
                        the Chargor for the purpose of paragraph (iii) above to
                        the extent to which the act or omission was caused or
                        contributed to by any failure by any Relevant Party or
                        any person who has been delegated or appointed by the
                        Chargor in accordance with this deed or any other
                        Transaction Document to fulfil its obligations relating
                        to the Trust or by any other act or omission of a
                        Relevant Party or any such person.

                (v)     In exercising their powers under the Transaction
                        Documents, each of the Chargor, the Security Trustee and
                        the Noteholders must ensure that no attorney, agent,
                        delegate, receiver or receiver and manager appointed by
                        it in accordance with this deed has authority to act on
                        behalf of the Chargor in a way which exposes the Chargor
                        to any personal liability and no act or omission of any
                        such person will be

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                        considered fraud, negligence, or Default of the Chargor
                        for the purpose of paragraph (iii) above.

                (vi)    In this clause, RELEVANT PARTIES means each of the
                        Manager, the Servicer, the Calculation Agent, each Note
                        Registrar, each Paying Agent, the Note Trustee, and each
                        Support Facility Provider.

                (vii)   Nothing in this clause 31.1 limits the obligations
                        expressly imposed on the Chargor under the Transaction
                        Documents.

31.2    RIGHTS AGAINST MORTGAGED PROPERTY PRESERVED

        The Mortgaged Property shall secure to the Security Trustee, and the
        Security Trustee shall have recourse to the Mortgaged Property for, all of the liabilities of the Chargor to the Mortgagees under the Trust
        Documents notwithstanding that at general law, under statute or under the Master Trust Deed the Chargor has not properly incurred such liability as Chargor or does not have a right of indemnity in relation to that liability from the Mortgaged Property or has failed to execute that degree of care, diligence and prudence required of a trustee
        (including, without limiting the generality of the foregoing any fraud, negligence or breach of trust).

31.3    OBLIGATION EXPRESS

        The Chargor, is not obliged to enter into any commitment or obligation under this deed, unless:

        (a)     in the case of commitments or obligations that are expressly contemplated by a Transaction Document and are between parties to a Transaction Document, the Chargor's liability is limited in the same manner as set out in this clause 31; or

        (b)     in the case of any other commitments or obligations, the
                Chargor's liability is limited in a manner satisfactory to the
                Chargor in its absolute discretion.

31.4    ADVICE FROM PROFESSIONAL ADVISERS

        Neither the Security Trustee nor the Chargor will be regarded as negligent or in breach of trust to the extent to which the Security
        Trustee or the Chargor (as the case may be) accepts and relies on an opinion, advice or letter from a professional adviser (legal, financial, audit or otherwise) which contains a dollar amount limitation on that professional adviser's liability.

31.5    UNRESTRICTED REMEDIES

        Nothing in clause 31.1(b) or 31.6 limits a Voting Mortgagee in:

        (a)     obtaining an injunction or other order to restrain any breach of this deed by any party;

        (b)     obtaining declaratory relief; or

        (c)     any right of enforcement against the Assets of the Trust for payment of the liabilities secured by this deed, under and in accordance with this deed.

31.6    RESTRICTED REMEDIES

        Except in the event of fraud, negligence or breach of trust by the
        Chargor (but subject to clauses 31.1(b) and 31.5), a Mortgagee shall not:

        (a)     (JUDGMENT) obtain a judgment for the payment of money or damages by the Chargor;

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        (b)     (STATUTORY DEMAND) issue any demand under s459E(1) of the
                Corporations Act (or any analogous provision under any other law) against the Chargor;

        (c)     (WINDING UP) apply for the winding up or dissolution of the
                Chargor;

        (d)     (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Chargor (other than the Trust
                Assets);

        (e)     (COURT APPOINTED RECEIVED) apply for the appointment by a court of a receiver to any of the assets of the Chargor (other than the Trust Assets);

        (f)     (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Chargor (other than in respect of the Trust Assets); or

        (g)     (ADMINISTRATOR) appoint, or agree to the appointment of, any administrator to the Chargor,

        or take proceedings for any of the above and each Mortgagee waives its rights to make those applications and take those proceedings.

32.     WAIVERS, REMEDIES CUMULATIVE
--------------------------------------------------------------------------------

        (a)     No failure to exercise and no delay in exercising any Power operates as a waiver. No single or partial exercise of any Power precludes any other or further exercise of that Power or any other Power.

        (b)     The Powers in this deed and each Collateral Security are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

33.     CONSENTS AND OPINION
--------------------------------------------------------------------------------

        Except where expressly stated any Mortgagee may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, may form opinions, and may exercise its Powers, at its absolute discretion.

34.     SEVERABILITY OF PROVISIONS
--------------------------------------------------------------------------------

        (a)     Any provision of this deed or any Collateral Security which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining
                provisions of this deed or any Collateral Security nor affect the validity or enforceability of that provision in any other jurisdiction.

        (b)     Without limiting the generality of paragraph (a):

                (i)     the definition of Secured Moneys does not include any
                        liability so long as and to the extent that the
                        inclusion of that liability would avoid, invalidate or
                        render ineffective clause 3 or 4 or the security
                        constituted by this deed; and

                (ii)    the definition of the Mortgaged Property does not
                        include any asset so long as and to the extent that the
                        inclusion of that asset would invalidate, avoid or
                        render ineffective clause 3 or 4 or the security
                        constituted by this deed.

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                The Chargor shall use its reasonable endeavours to satisfy any condition or obtain any Authorisation which relates to it as trustee of the Trust, but not in respect of the Trust generally which may be necessary to include that liability or asset
                validly under the Charge or this deed.

35.     MORATORIUM LEGISLATION
--------------------------------------------------------------------------------

        To the full extent permitted by law all legislation which at any time directly or indirectly:

        (a)     lessens, varies or affects in favour of the Chargor any
                obligation under this deed or any Collateral Security; or

        (b)     delays, prevents or prejudicially affects the exercise by any
                Mortgagee, any Receiver or Attorney, of any Power,

        is excluded from this deed and any Collateral Security.

36.     ASSIGNMENTS
--------------------------------------------------------------------------------

        (a)     Subject to the other Trust Documents, a Mortgagee may assign its rights under this deed and each Collateral Security. If this deed or any Mortgagee's interest in it is assigned, the Secured
                Moneys will include all actual and contingent liability of the
                Chargor to the assignee, whether or not it was incurred before the assignment or in contemplation of it.

        (b)     The Chargor may only assign or transfer any of its rights or obligations under this deed or any Collateral Security in
                accordance with the Transaction Documents and if prior notice has been given to each Designated Rating Agency and such
                assignment or transfer has no adverse effect on the ratings of the Notes.

37.     NOTICES
--------------------------------------------------------------------------------

        (a)     All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this deed:

                (i)     must be in writing;

                (ii)    must be signed by an Authorised Signatory of the sender;
                        and

                (iii)   will be taken to be duly given or made:

                        (A)     (in the case of delivery in person, or by
                                facsimile transmission) when delivered, received
                                or left at the address of the recipient shown in
                                this deed, to any other address it may have
                                notified the sender, or as provided in clause
                                37(b), but if delivery or receipt is on a day on
                                which business is not generally carried on in
                                the place to which the communication is sent or
                                is later than 4.00 pm (local time), it will be
                                taken to have been duly given or made at the
                                commencement of business on the next day on
                                which business is generally carried on in that
                                place; or

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                        (B)     (in the case of delivery by post) 3 days after
                                it is posted to such an address.

        (b)     The Security Trustee may give notice to a Mortgagee at the address notified to the Security Trustee by the Chargor or the
                Manager as that Mortgagee's address for notice or, where the
                Mortgagee is a Noteholder, at the address of the Note Trustee.

38.     RELATIONSHIP OF MORTGAGEES TO SECURITY TRUSTEE
--------------------------------------------------------------------------------

38.1    INSTRUCTIONS; EXTENT OF DISCRETION

        (a)     The Security Trustee will have no duties or responsibilities except those expressly set out in this deed or any Collateral
                Security.

        (b)     Subject to this deed, in the exercise of all its Powers the
                Security Trustee shall act in accordance with any Extraordinary
                Resolution of the Voting Mortgagees.

        (c)     In the absence of an Extraordinary Resolution of the Voting
                Mortgagees, the Security Trustee need not act but, if it does act, it must act (with prior written notice to the Note Trustee and Noteholder Mortgagees) in the best interests of the
                Mortgagees in accordance with this deed.

        (d)     Any action taken by the Security Trustee under this deed or any
                Collateral Security binds all the Mortgagees.

38.2    NO OBLIGATION TO INVESTIGATE AUTHORITY

        (a)     Neither the Chargor nor the Security Trustee need enquire
                whether any Extraordinary Resolution has been passed or as to the terms of any Extraordinary Resolution.

        (b)     As between the Chargor on the one hand and the Security Trustee and the Mortgagees on the other, all action taken by the
                Security Trustee under this deed or any Collateral Security will be taken to be authorised.

38.3    DELEGATION

        (a)     The Security Trustee may employ agents and attorneys, and, provided that the Security Trustee exercises reasonable care in selecting them, providing the Security Trustee and the agent or attorney, as the case may be, are not related bodies corporate
                (as defined in the Corporations Act 2001 (Cth)) the Security
                Trustee will not be liable for the acts or omissions of any such agent or delegate. The Security Trustee may at the expense of the Chargor obtain such advice and information from lawyers, accountants, bankers and other consultants and experts as it considers desirable to allow it to be properly advised and informed in relation to its powers and obligations. Before obtaining such advice or information (unless the advice or information relates to the Manager) before the occurrence of an
                Event of Default, the Security Trustee shall first inform the
                Manager of the need for the advice or information and obtain the approval of the Manager, which approval shall not be
                unreasonably withheld or delayed.

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        (b)     Notwithstanding other provisions in this clause 38.3, where the
                Security Trustee employs a related body corporate as agent or attorney, the Security Trustee shall be liable for all acts or omissions of the agent or attorney done or omitted whilst acting in its capacity as such.

38.4    RELIANCE ON DOCUMENTS AND EXPERTS

        The Security Trustee may rely on:

        (a)     any document (including any facsimile transmission, telegram or telex) it reasonably believes to be genuine and correct
                including any document given by the Chargor under clause 5.1(d)
                or by the Manager under clause 5.4; and

        (b)     advice and statements of lawyers, accountants, bankers and other consultants and experts, whether or not retained by it.

38.5    NOTICE OF TRANSFER

        The Security Trustee may treat each Mortgagee as the holder of the
        Mortgagee's rights under the Trust Documents until the Security Trustee has received a substitution certificate or an instrument of transfer in a form approved by the Security Trustee.

38.6    NOTICE OF DEFAULT

        (a)     The Security Trustee will be taken not to have knowledge of the occurrence of an Event of Default unless the Security Trustee has received notice from a Mortgagee or the Chargor stating that an Event of Default has occurred and describing it.

        (b)     If the Security Trustee receives notice of, or becomes aware of, the occurrence of events or circumstances constituting an Event of Default and that those events or circumstances do constitute an Event of Default, the Security Trustee shall notify the
                Mortgagees.

38.7    SECURITY TRUSTEE AS MORTGAGEE

        (a)     The Security Trustee in its capacity as a Mortgagee has the same rights and powers under the Trust Documents as any other
                Mortgagee. It may exercise them as if it were not acting as the
                Security Trustee.

        (b)     The Security Trustee and its Associates may engage in any kind of business with the Chargor, Manager and any Mortgagee or other person as if it were not the Security Trustee. It may receive consideration for services in connection with any Trust Document and otherwise without having to account to the Mortgagees.

38.8    INDEMNITY TO SECURITY TRUSTEE

        (a)     Subject to clause 31, clause 38.8(b) and to the order of payment contained in the Supplementary Terms Notice and clause 16 of this deed, the Chargor shall indemnify the Security Trustee (to the extent not reimbursed by the Chargor) against any loss, cost, liability, expense or damage the Security Trustee may sustain or incur directly or indirectly under or in relation to the Trust Documents. This does not limit the Chargor's liability under any other provision.

        (b)     The Chargor is not liable under this clause for any of the above to the extent that they arise from the Security Trustee's fraud, negligence or breach of trust.

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        (c)     (i)     Subject to paragraph (c)(iii) below, a liability arising
                        under or in connection with this deed or the trust
                        constituted under this deed can be enforced against the
                        Security Trustee only to the extent to which it can be
                        satisfied out of the assets and property of the trust
                        constituted under this deed which are available to
                        satisfy the right of the Security Trustee to be
                        exonerated or indemnified for the liability. This
                        limitation of the Security Trustee's liability applies
                        despite any other provision of this deed and extends to
                        all liabilities and obligations of the Security Trustee
                        in any way connected with any representation, warranty,
                        conduct, omission, agreement or transaction related to
                        this deed or the trust constituted under this deed.

                (ii)    Subject to paragraph (c)(iii) below, no person
                        (including any Relevant Party) may take action against
                        the Security Trustee in any capacity other than as
                        trustee of the trust constituted under this deed or seek
                        the appointment of a receiver (except under this deed),
                        or a liquidator, an administrator or any similar person
                        to the Security Trustee or prove in any liquidation,
                        administration or arrangements of or affecting the
                        Security Trustee.

                (iii)   The provisions of this clause 38.8(c) shall not apply to
                        any obligation or liability of the Security Trustee to
                        the extent that it is not satisfied because under a
                        Transaction Document or by operation of law there is a
                        reduction in the extent of the Security Trustee's
                        indemnification or exoneration out of the assets as a
                        result of the Security Trustee's fraud, negligence or
                        breach of trust.

                (iv)    It is acknowledged that the Relevant Parties are
                        responsible under the Transaction Documents for
                        performing a variety of obligations relating to the
                        Trust and the trust constituted under this deed. No act
                        or omission of the Security Trustee (including any
                        related failure to satisfy its obligations under this
                        deed) will be considered fraud, negligence or breach of
                        trust of the Security Trustee for the purpose of
                        paragraph (c)(iii) above to the extent to which the act
                        or omission was caused or contributed to by any failure
                        by any Relevant Party or any person who has been
                        delegated or appointed by the Security Trustee in
                        accordance with this deed or any other Transaction
                        Document to fulfil its obligations relating to the Trust
                        or the trust constituted under this deed or by any other
                        act or omission of a Relevant Party or any such person.

                (v)     In exercising their powers under the Transaction
                        Documents, each of the Chargor, the Security Trustee and
                        the Noteholders must ensure that no attorney, agent,
                        delegate, receiver or receiver and manager appointed by
                        it in accordance with this deed has authority to act on
                        behalf of the Security Trustee in a way which exposes
                        the Security Trustee to any personal liability and no
                        act or omission of any such person will be considered
                        fraud, negligence or breach of trust of the Security
                        Trustee for the purpose of paragraph (c)(iii) above.

                (vi)    The Security Trustee is not obliged to enter into any
                        commitment or obligation under this deed, unless:

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                        (A)     in the case of commitments or obligations that
                                are expressly contemplated by a Transaction
                                Document and are between parties to a
                                Transaction Document, the Security Trustee's
                                liability is limited in the same manner as set
                                out in this sub-clause (c); or

                        (B)     in the case of any other commitments or
                                obligations, the Security Trustee's liability is
                                limited in a manner satisfactory to the Security
                                Trustee in its absolute discretion.

                (vii)   A failure by the Security Trustee to act because it has
                        not received instructions (or proper instructions) from
                        the Mortgagees is not fraud, negligence or breach of
                        trust.

                (viii)  In this clause, RELEVANT PARTIES means each of the
                        Manager, the Servicer, the Calculation Agent, each
                        Paying Agent, the Note Trustee, each Note Registrar and
                        each Support Facility Provider.

                (ix)    Nothing in this clause limits the obligations expressly
                        imposed on the Security Trustee under the Transaction
                        Documents.

        (d)     If the Security Trustee becomes aware of any matter in respect of which it wishes to claim for indemnification under this clause 38.8, the Security Trustee shall promptly notify the
                Chargor in writing of the substance of that matter.

38.9    INDEPENDENT INVESTIGATION

        Each Mortgagee (other than the Note Trustee) confirms that it has made and will continue to make, independently and without reliance on the
        Security Trustee, the Chargor or any other Mortgagees (including the
        Manager) unless otherwise provided in the Transaction Documents and based on the Trust Documents, agreements and information which it regards appropriate:

        (a)     its own investigations into the Trust, the Notes and other
                Mortgagee (including the Manager); and

        (b)     its own analyses and decisions whether to take or not take action under any Trust Document.

        Unless otherwise provided in the Transaction Documents, the Note Trustee confirms that it has not relied upon the Security Trustee, the Chargor or any other Mortgagee in relation to:

        (c)     investigations into the Trust, the Notes or any other Mortgagee;
                and

        (d)     any analyses and decisions whether to take or not take action under any Trust Document.

38.10   NO MONITORING

        The Security Trustee is not required to keep itself informed as to the compliance by the Chargor or the Manager with any Trust Document or any other document or agreement or to inspect any property or book of the
        Chargor or the Manager.

38.11   INFORMATION

        The Chargor authorises:

        (a)     the Security Trustee to provide any Mortgagee; and

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        (b)     the Note Trustee and any Paying Agent to provide any Offshore
                Noteholder,

        with any information concerning the Trust and Notes which may come into the possession of the Security Trustee or the Note Trustee (as the case may be). Save for the information which is required by any Transaction
        Document to be provided by it to the respective persons referred to in paragraph (a) or (b) (as the case may be), none of the Security Trustee,
        Note Trustee or any Paying Agent need otherwise provide any other person with such information.

38.12   CONFLICTS

        (a)     Subject to clause 1.11, in the event of any dispute, ambiguity or doubt as to the construction or enforceability of this deed or of any other document or the Security Trustee's powers or obligations under or in connection with this deed or the
                determination or calculation of any amount or thing for the purpose of this deed or the construction or validity of any direction from the Mortgagees, the Security Trustee may:

                (i)     obtain and rely on advice from any person referred to in
                        clause 38.3 and may comply with such direction or order;
                        and/or

                (ii)    apply to a court or similar body for any direction or
                        order the Security Trustee considers appropriate,

                and provided the Security Trustee is using reasonable endeavours to resolve such ambiguity, dispute or doubt, the Security
                Trustee, in its absolute discretion, may refuse to act or
                refrain from acting in relation to matters affected by such dispute, ambiguity or doubt.

        (b)     Neither the Security Trustee nor the Note Trustee has any
                responsibility for the form or contents of this deed or any other Trust Document and nor will it have any liability (except, in each case, with respect to itself) arising as a result of or in connection with any inadequacy, invalidity or
                unenforceability of any provision of this deed or the other
                Trust Documents.

38.13   NO LIABILITY

        Without limitation the Security Trustee shall not be liable for:

        (a)     any decline in the value or loss realised upon any sale or other disposition made under this deed of any Mortgaged Property or any other property charged to the Security Trustee by any other person in respect of or relating to the obligations of the
                Chargor or any person in respect of the Chargor or the Secured
                Moneys or relating in any way to the Mortgaged Property;

        (b)     any decline or loss directly or indirectly arising from the
                Security Trustee acting or failing to act as a consequence of an opinion reached by it; and

        (c)     any loss, expense or liability which may be suffered as a result of any assets secured by this deed, Mortgaged Property or any deeds or documents of title thereto being uninsured or
                inadequately insured or being held by or to the order of the
                Servicer or any of its affiliates or by clearing organisations or their operator or by any person on behalf of the Note
                Trustee,

        except to the extent caused by the fraud, negligence or breach of trust of the Security Trustee.

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39.     RETIREMENT AND REMOVAL OF SECURITY TRUSTEE
--------------------------------------------------------------------------------

39.1    RETIREMENT

        Subject to any Trust Document to which the Security Trustee is a party, and subject also to the appointment of a successor Security Trustee as provided in this clause, the Security Trustee may retire at any time upon giving not less than three months' notice (or such shorter period as the parties may agree) in writing to the Chargor, the Manager, the
        Note Trustee and each Designated Rating Agency without assigning any reason and without being responsible for any costs occasioned by such retirement.

39.2    REMOVAL

        Subject to any Trust Document to which the Security Trustee is a party, the appointment of a successor Security Trustee as provided in this clause, and prior notice being given to each Designated Rating Agency, the Security Trustee may be removed:

        (a)     by the Manager if any of the following occurs in relation to the
                Security Trustee:

                (i)     an Insolvency Event occurring in relation to the
                        Security Trustee in its personal capacity;

                (ii)    the cessation by the Security Trustee of its business;

                (iii)   the Security Trustee fails to comply with any of its
                        obligations under any Transaction Document and such
                        action has had, or, if continued will have, a Material
                        Adverse Effect, and, if capable of remedy, that failure
                        is not remedied within 14 days after the earlier of (i)
                        the Security Trustee having become actually aware of
                        that failure and (ii) the Security Trustee having
                        received written notice with respect thereto from the
                        Manager;

                (iv)    there is a change in the effective control of the
                        Security Trustee from that subsisting as at the date of
                        this deed unless approved by the Manager; or

        (b)     at any time by an Extraordinary Resolution of the Voting
                Mortgagees.

39.3    REPLACEMENT

        (a)     Upon notice of resignation or removal the Manager shall have the right to appoint a successor Security Trustee who has been previously approved by an Extraordinary Resolution of the Voting
                Mortgagees and who accepts the appointment.

        (b)     If no successor Security Trustee is appointed within 30 days after notice, the retiring Security Trustee may on behalf of the
                Mortgagees appoint a successor Security Trustee (other than
                St.George or a Related Body Corporate of St.George) who accepts the appointment. If no such person is willing to accept this appointment, the Voting Mortgagees may elect a Security Trustee from among the Voting Mortgagees.

        (c)     On its appointment the successor Security Trustee will have all the rights, powers and obligations of the retiring Security
                Trustee. The retiring Security Trustee will be discharged from its rights, powers and obligations, subject to paragraph (e).

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        (d)     The retiring Security Trustee shall execute and deliver all documents or agreements which are necessary or desirable in its opinion to transfer to the successor Security Trustee this deed and each Collateral Security or to effect the appointment of the successor Security Trustee.

        (e)     After any retiring Security Trustee's resignation or removal, this deed will continue in effect in respect of anything done or omitted to be done by it while it was acting as Security
                Trustee.

39.4    RATING AGENCIES APPROVAL

        Any resignation or removal of the Security Trustee and appointment of a successor security trustee will not become effective until acceptance of the appointment of that successor Security Trustee and confirmation by the Designated Rating Agencies that such appointment will not cause a downgrading, qualification or withdrawal of the then current ratings of the Notes.

40.     MEETINGS OF MORTGAGEES
--------------------------------------------------------------------------------

40.1    LIMITATION ON SECURITY TRUSTEE'S POWERS

        Except as provided for in this deed, the Security Trustee shall not assent or give effect to any matter which a meeting of Voting Mortgagees is empowered by Extraordinary Resolution to do, unless the Security
        Trustee has previously been authorised to do so by an Extraordinary
        Resolution of Voting Mortgagees.

40.2    CONVENING OF MEETINGS

        (a)     (GENERALLY)

                (i)     Subject to clause 40.17, the Security Trustee or the
                        Manager at any time may convene a meeting of the Voting
                        Mortgagees.

                (ii)    Subject to clause 40.17, and subject to the Security
                        Trustee being adequately indemnified out of the property
                        held on trust under clause 2.1(b) against all costs and
                        expenses occasioned as a result, the Security Trustee
                        shall convene a meeting of the Voting Mortgagees if
                        requested to do so:

                        (A)     by the Chargor; or

                        (B)     by Voting Mortgagees being holders of not less
                                than 30% of the then Secured Moneys.

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        (b)     (TIME AND PLACE)

                (i)     Every meeting of Voting Mortgagees shall be held at such
                        time and place as the Security Trustee approves,
                        provided (subject to sub-paragraph (ii) and clause
                        40.3(b)) that any such meeting shall not be held until
                        the Offshore Noteholders have held a meeting in
                        accordance with the Note Trust Deed and determined how
                        to vote or how to direct the Note Trustee to vote (as
                        the case may be) in the meeting of Voting Mortgagees.

                (ii)    Upon receiving notice of a meeting of the Voting
                        Mortgagees, the Note Trustee shall as soon as
                        practicable call a meeting of the Offshore Noteholders
                        in accordance with the terms of the Note Trust Deed.

                (iii)   The proviso in sub-paragraph (i) shall not apply if:

                        (A)     the meeting of Offshore Noteholders called in
                                accordance with sub-paragraph (ii) is adjourned
                                more than once; and

                        (B)     the Offshore Noteholders' determination under
                                sub-paragraph (i) is not made at the meeting or
                                adjourned meeting (as the case may be).

        (c)     (CLASS OF MORTGAGEES) The provisions of this clause 40 regarding a meeting of the Voting Mortgagees shall apply, mutatis
                mutandis, to a meeting of any class of Voting Mortgagee.

40.3    NOTICE OF MEETINGS

        (a)     (PERIOD OF NOTICE) Subject to clause 40.3(b), at least 7 days'
                notice (inclusive of the day on which the notice is given and of the day on which the meeting is held) shall be given to the
                Voting Mortgagees, the Beneficiary and all the Designated Rating
                Agencies.

        (b)     (SHORT NOTICE) Notwithstanding that a meeting is convened upon shorter notice than as specified in clause 40.3(a), or a meeting or details of that meeting are not notified, advised or approved in accordance with this clause 40, it shall be deemed to be duly convened if it is so agreed by the Voting Mortgagees
                representing a quorum (which quorum must include the Note
                Trustee or the Offshore Noteholders, as the case maybe).

        (c)     (COPIES) A copy of the notice shall in all cases be given by the party to this deed convening the meeting to the other parties to this deed.

        (d)     (METHOD OF GIVING NOTICE) Notice of a meeting shall be given in the manner provided in this deed.

        (e)     (CONTENTS OF A NOTICE) Notice of a meeting of Voting Mortgagees shall specify, unless in any particular case the Security
                Trustee otherwise agrees:

                (i)     the day, time and place of the proposed meeting; and

                (ii)    the nature of the resolutions to be proposed.

        (f)     (FAILURE TO GIVE NOTICE) The accidental omission to give notice to or the non-receipt of notice by any person entitled to
                receive it shall not invalidate the proceedings at any meeting.

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40.4    CHAIRMAN

        A person (who need not be a Voting Mortgagee and who may be a
        Representative of the Security Trustee) nominated in writing by the
        Security Trustee shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated is not present within 15 minutes after the time appointed for the holding of that meeting the Voting Mortgagees present shall choose one of their number to be chairman.

40.5    QUORUM

        At any such meeting any two or more persons present in person holding, or being Representatives holding or representing, in the aggregate not less than 51% of the then Secured Moneys shall form a quorum for the transaction of business (other than passing an Extraordinary Resolution in which case the quorum shall be any 2 or more persons present in person holding or being Representatives holding or representing in aggregate not less than 67.5% of the then Secured Moneys) and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business.

40.6    ADJOURNMENT

        (a)     (QUORUM NOT PRESENT) If within 15 minutes from the time
                appointed for any such meeting a quorum is not present the meeting shall, if convened on the requisition of the Voting
                Mortgagees be dissolved. In any other case it shall stand
                adjourned (unless the Security Trustee agrees that it be
                dissolved) for such period, not being less than 7 days nor more than 42 days, as may be appointed by the chairman. At the
                adjourned meeting two or more persons present in person holding, or being Representatives holding or representing 15% of the then
                Secured Moneys shall (except for the purpose of passing an
                Extraordinary Resolution) form a quorum and shall have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had a quorum been present at that meeting. The quorum at any such adjourned meeting for passing a
                Extraordinary Resolution shall be any 2 or more persons present in person holding or being Representatives holding or
                representing in aggregate not less than 20% of the then Secured
                Moneys.

        (b)     (ADJOURNMENT OF MEETING) The chairman may with the consent of
                (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

        (c)     (NOTICE OF ADJOURNED MEETING) At least 5 days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as of an original meeting and such notice shall state the quorum required at such adjourned meeting. It shall not, however, otherwise be necessary to give any notice of an adjourned meeting.

40.7    VOTING PROCEDURE

        (a)     (SHOW OF HANDS) Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the chairman shall, both on a

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                show of hands and on a poll, have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a
                Voting Mortgagee or as a Representative.

        (b)     (DECLARATION) At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman, the Chargor, the Manager, the Note Trustee or the
                Security Trustee or by one or more persons holding, or being a
                Representative or Representatives holding or representing, in aggregate not less than 15% of the then Secured Moneys, a
                declaration by the chairman that a resolution has been carried by a particular majority or lost or not carried by any
                particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against that resolution.

        (c)     (POLL) If at any meeting a poll is so demanded, it shall be taken in such manner and (subject as provided below) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

        (d)     (NO ADJOURNMENT) Any poll demanded at any meeting on the
                election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

        (e)     (VOTES) Subject to clause 40.7(a), at any meeting:

                (i)     on a show of hands, every person holding, or being a
                        Representative holding or representing other persons who
                        hold, Secured Moneys shall have one vote except that the
                        Note Trustee shall represent the votes of each Offshore
                        Noteholder who has directed the Note Trustee to vote on
                        its behalf under the Note Trust Deed; and

                (ii)    on a poll, every person who is present shall have one
                        vote for each US$10,000 (in the case of the Class A-1
                        Noteholders), the Euro equivalent of US$10,000
                        calculated at the spot exchange rate for purchasing US$
                        with Euros on that day (in the case of the Class A-2
                        Noteholders) or the A$ Equivalent of US$10,000 (in the
                        case of the A$ Noteholders) but not part thereof, of the
                        Secured Moneys that he holds or in respect of which he
                        is a Representative. Any person entitled to more than
                        one vote need not use or cast all of the votes to which
                        he is entitled in the same way.

        (f)     (EVIDENCE) A certificate from the Note Trustee to the Security
                Trustee that the Note Trustee is entitled to vote on behalf of an Offshore Noteholder will be satisfactory evidence to the
                Security Trustee that the Note Trustee is so entitled to vote.

        For the purpose of determining the amount of Secured Moneys at any time, the Security Trustee may rely on the Accounts of the Chargor and any information provided by the Auditor of the Chargor. Clause 24 will apply to any determination of Secured Moneys for the definition of VOTING
        MORTGAGEE and this clause 40.

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40.8    RIGHT TO ATTEND AND SPEAK

        The Chargor, the Manager, the Security Trustee and the Beneficiary
        (through their respective Representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of Voting Mortgagees (and, to the extent that they are also a Voting Mortgagee, to vote at that meeting). No person shall otherwise be entitled to attend or vote at any meeting of the Voting Mortgagees or to join with others in requesting the convening of such a meeting unless he is a Voting Mortgagee or a Representative.

40.9    APPOINTMENT OF PROXIES

        (a)     (REQUIREMENTS) Each appointment of a proxy shall be in writing and shall be deposited at the registered office of the Security
                Trustee or in such other place as the Security Trustee shall designate or approve, together with proof satisfactory to the
                Security Trustee of its due execution (if so required by the
                Security Trustee), not less than 24 hours before the time
                appointed for holding the meeting or adjourned meeting at which the named proxy proposes to vote, and in default, the
                appointment of proxy shall not be treated as valid unless the chairman of the meeting decides otherwise before that meeting or adjourned meeting proceeds to business. A notarially certified copy proof of due execution as specified above (if applicable)
                shall, if required by the Security Trustee, be produced by the proxy at the meeting or adjourned meeting, but the Security
                Trustee shall not thereby be obliged to investigate or be
                concerned with the validity or the authority of the proxy named in any such appointment. The proxy named in any appointment of proxy need not be a Voting Mortgagee.

        (b)     (PROXY REMAINS VALID) Any vote given in accordance with the terms of an appointment of proxy set out in clause 40.9(a) shall be valid notwithstanding the previous revocation or amendment of the appointment of proxy or of any of the Voting Mortgagee's instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment has been received by the Security Trustee at its registered office, or by the chairman of the meeting, in each case within the 24 hours before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used.

40.10   CORPORATE REPRESENTATIVES

        A person authorised pursuant to section 250D of the Corporations Act
        2001 (Cth) by a Voting Mortgagee being a body corporate to act for that
        Voting Mortgagee at any meeting shall, in accordance with his authority until his authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Voting
        Mortgagee and shall be entitled to produce evidence of his authority
        (together with, if required by the Security Trustee, evidence satisfactory to the Security Trustee of the due execution of the authority) to act at any time before the time appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he proposes to vote.

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40.11   RIGHTS OF REPRESENTATIVES

        A Representative shall have the right to demand or join in demanding a poll and shall (except and to the extent to which the Representative is specifically directed to vote for or against any proposal) have power generally to act at a meeting for the Voting Mortgagee concerned. The
        Security Trustee and any officer of the Security Trustee may be appointed a Representative.

40.12   EXTRAORDINARY RESOLUTIONS

        (a)     (POWERS) A meeting of Voting Mortgagees shall, without prejudice to any rights or powers conferred on other persons by this deed, have power exercisable by Extraordinary Resolution:

                (i)     to direct the Security Trustee in the action that should
                        be taken by it following the occurrence of an Event of
                        Default or the Charge or this deed becoming enforceable;

                (ii)    to sanction any action that the Security Trustee or a
                        Receiver proposes to take to enforce the provisions of
                        this deed;

                (iii)   to sanction any proposal by the Manager, the Chargor or
                        the Security Trustee for any modification, abrogation,
                        variation or compromise of, or arrangement in respect
                        of, the rights of the Mortgagees against the Chargor or
                        the Manager whether such rights shall arise under this
                        deed, the Trust Documents or otherwise;

                (iv)    to sanction the exchange or substitution of the Secured
                        Moneys for, or the conversion of the Secured Moneys
                        into, bonds or other obligations or securities of the
                        Chargor or any body corporate formed or to be formed;

                (v)     to assent to any modification of the provisions
                        contained in this deed which may be proposed by the
                        Chargor, the Note Trustee, the Manager or the Security
                        Trustee;

                (vi)    to give any authority, direction, guidance or sanction
                        sought by the Security Trustee from the Voting
                        Mortgagees;

                (vii)   to appoint any persons (whether Voting Mortgagees or
                        not) as a committee or committees to represent the
                        interests of the Voting Mortgagees and to confer on such
                        committee or committees any powers or discretions which
                        the Voting Mortgagees could themselves exercise by
                        Extraordinary Resolution;

                (viii)  to approve a person proposed to be appointed as a new
                        Security Trustee for the time being;

                (ix)    to discharge or exonerate the Security Trustee from any
                        liability in respect of any act or omission for which it
                        may become responsible under this deed;

                (x)     to do any other thing which under this deed is required
                        to be given by an Extraordinary Resolution of the
                        Mortgagees;

                (xi)    to authorise the Security Trustee or any other person to
                        concur in and execute and do all such documents, acts
                        and things as may be necessary to carry out and give
                        effect to any Extraordinary Resolution; or

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                (xii)   to determine whether the Security Trustee should or
                        should not perform an act and any such Extraordinary
                        Resolution will (where relevant and in accordance with
                        clause 40.17) override any determination by the Note
                        Trustee.

        (b)     (NO POWER) A meeting of Voting Mortgagees shall not have power in relation to any Mortgagee to:

                (i)     release any obligation to pay any of the Secured Moneys
                        to that Mortgagee;

                (ii)    alter any date upon which any of the Secured Moneys is
                        payable;

                (iii)   alter the amount of any payment of any part of the
                        Secured Moneys; or

                (iv)    alter clause 16.1 in relation to that Mortgagee,

                without the consent of that Mortgagee.

40.13   EXTRAORDINARY RESOLUTION BINDING ON MORTGAGEES

        Subject to clause 40.12(b), an Extraordinary Resolution passed at a meeting of the Voting Mortgagees duly convened and held in accordance with this clause 40 shall be binding upon all Mortgagees whether or not present at such meeting and each of the Mortgagees and the Chargor, the
        Manager and the Security Trustee shall be bound to give effect to it accordingly.

40.14   MINUTES AND RECORDS

        Minutes of all resolutions and proceedings at every meeting of the
        Voting Mortgagees under this clause 40 shall be made and duly entered in the books to be from time to time provided for that purpose by the
        Security Trustee and any such minutes purporting to be signed by the chairman of the meeting at which those resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the Voting Mortgagees shall be conclusive evidence of the matters contained in those minutes and until the contrary is proved, provided every meeting in respect of the proceedings of which minutes have been made and signed as provided in this clause 40.14 shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted in that meeting to have been duly passed and transacted.

40.15   WRITTEN RESOLUTIONS

        Notwithstanding the preceding provisions of this clause 40, a resolution of all the Voting Mortgagees (including an Extraordinary Resolution) may be passed, without any meeting or previous notice being required, by an instrument or notes in writing which have:

        (a)     in the case of a resolution (including an Extraordinary
                Resolution) of all the Voting Mortgagees, been signed by all the
                Voting Mortgagees; and

        (b)     any such instrument shall be effective upon presentation to the
                Security Trustee for entry in the records referred to in clause
                40.14.

40.16   FURTHER PROCEDURES FOR MEETINGS

        Subject to all other provisions contained in this deed, the Security
        Trustee may without the consent of the Mortgagees prescribe such further regulations regarding the holding of meetings of the Voting Mortgagees and attendance and voting at those meetings as the Security Trustee may in its sole

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        discretion determine including particularly (but without prejudice to the generality of the above) such regulations and requirements as the
        Security Trustee thinks reasonable:

        (a)     (PERSONS ARE VOTING MORTGAGEES) so as to satisfy itself that persons are in fact Voting Mortgagees who purport to requisition a meeting or who purport to make any requisition to the Security
                Trustee in accordance with this deed;

        (b)     (ENTITLEMENT TO VOTE) so as to satisfy itself that persons who purport to attend or vote at any meeting of Voting Mortgagees are entitled to do so in accordance with this clause 40 and this deed; and

        (c)     (FORMS OF REPRESENTATIVE) as to the form of appointment of a
                Representative.

40.17   NOTE TRUSTEE RIGHTS

        (a)     Despite any other provision of this deed, for so long as the
                Noteholder Mortgagees are the only Voting Mortgagees they may direct the Security Trustee to do any act or thing which the
                Security Trustee is required to do, or may only do, at the direction of an Extraordinary Resolution of Voting Mortgagees
                including those acts or things referred to in clause 40.12 and the Security Trustee shall, subject to this deed, comply with such direction of the Noteholder Mortgagees.

        (b)     Neither the Security Trustee nor the Manager may call a meeting of Voting Mortgagees while the Noteholder Mortgagees are the only Voting Mortgagees, unless the Noteholder Mortgagees
                otherwise consent.

        (c)     Despite any other provision of this deed, at any time while an
                Event of Default subsists:

                (i)     if the Noteholder Mortgagees are not the only Voting
                        Mortgagees; and

                (ii)    if the Noteholder Mortgagees direct the Security Trustee
                        to enforce the Charge (whether, in the case of the Note
                        Trustee, as directed to do so by the Offshore
                        Noteholders or, as it determines on behalf of the
                        Offshore Noteholders),

                the Security Trustee shall enforce the Charge under clause 8.2 as if directed to do so by an Extraordinary Resolution of Voting
                Mortgagees and paragraph (a) shall apply as if the Noteholder
                Mortgagees were the only Voting Mortgagee.

        (d)     The Security Trustee shall not be liable to any Mortgagee for acting, or not acting, on the directions of the Noteholder
                Mortgagees except where in so doing the Security Trustee engages in any fraud, negligence or breach of trust.

        (e)     Any reference to the Noteholder Mortgagees where:

                (i)     they are the only Voting Mortgagees; or

                (ii)    where the consent of the Noteholder Mortgagees is
                        required under this deed in relation to a discretion or
                        act of the Security Trustee,

                means so many of the Noteholder Mortgagees who represent more than 50% of the Total Invested Amount.

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41.     AUTHORISED SIGNATORIES
--------------------------------------------------------------------------------

        The Chargor irrevocably authorises each Mortgagee to rely on a certificate by a person purporting to be its director or secretary as to the identity and signatures of its Authorised Signatories. The Chargor warrants that those persons have been authorised to give notices and communications under or in connection with the Trust Documents.

42.     GOVERNING LAW AND JURISDICTION
--------------------------------------------------------------------------------

        This deed is governed by the laws of New South Wales. The Chargor submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

43.     COUNTERPARTS
--------------------------------------------------------------------------------

        This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

44.     SET-OFF
--------------------------------------------------------------------------------

        No Mortgagee may apply any credit balance in any currency (whether or not matured) in any account comprised in the Mortgaged Property towards satisfaction of any sum then due and payable to that Mortgagee under or in relation to any Trust Document.

45.     ACKNOWLEDGEMENT BY CHARGOR
--------------------------------------------------------------------------------

        The Chargor confirms that:

        (a)     it has not entered into any Trust Document in reliance on, or as a result of, any conduct of any kind of or on behalf of any
                Mortgagee (other than the Manager and the Servicer) or any
                Related Body Corporate of any Mortgagee (including any advice, warranty, representation or undertaking); and

        (b)     no Mortgagee nor any Related Body Corporate of any Mortgagee is
                obliged to do anything (including disclose anything or give advice),

        except as expressly set out in the Trust Documents or in writing duly signed by or on behalf of the Mortgagee or Related Body Corporate.

46.     INFORMATION MEMORANDUM
--------------------------------------------------------------------------------

        The Security Trustee has no responsibility for any statement or information in or omission from any information memorandum, advertisement, circular or other document issued by or on behalf of the
        Chargor or Manager, including in connection with the issue of Notes.
        Neither the Chargor nor the Manager may publish or permit to be published any such document in connection with the offer of Notes or an invitation for subscriptions for Notes containing any statement which makes reference to the Security Trustee without the prior written consent of the Security Trustee, which consent must

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        not be unreasonably withheld. In considering whether to give its consent, the Security Trustee is not required to take into account the interests of the other Mortgagees.

47.     SECURITY TRUSTEE'S LIMITED LIABILITY
--------------------------------------------------------------------------------

47.1    RELIANCE ON CERTIFICATE

        The Security Trustee shall not incur any liability as a result of relying upon the authority, validity, due authorisation of, or the accuracy of any information contained in any notice, resolution, direction, consent, certificate, receipt, affidavit, statement, valuation report or other document or communication (including any of the above submitted or provided by the Manager, by the Trustee or by a
        Mortgagee) if the Security Trustee is entitled, under clause 47.2 to assume such authenticity, validity, due authorisation or accuracy.

        In preparing any notice, certificate, advice or proposal the Security
        Trustee shall be entitled to assume, unless it is actually aware to the contrary, that each person under any Authorised Investment, Support
        Facility, Receivable, Receivable Security, Related Securities, other
        Transaction Document or any other deed, agreement or arrangement incidental to any of the above or to the Trust, will perform their obligations under those documents in full by the due date and otherwise in accordance with their terms.

47.2    SECURITY TRUSTEE'S RELIANCE ON MANAGER, NOTE TRUSTEE OR SERVICER

        (a)     (AUTHORISED SIGNATORIES ARE SUFFICIENT EVIDENCE) Whenever any
                certificate, notice, proposal, direction, instruction, document or other communication is to be given to the Security Trustee, the Security Trustee may assume:

                (i)     the authenticity and validity of any signature in any
                        such document and that such document has been duly
                        authorised; and

                (ii)    the accuracy of any information contained in any such
                        documents,

                in either case unless the officers of the Security Trustee responsible for the administration of the Trust are not actually aware to the contrary.

        (b)     (TRUSTEE NOT LIABLE FOR LOSS) The Security Trustee shall not be responsible for any loss arising from any forgery or lack of authenticity or any act, neglect, mistake or discrepancy of the
                Manager, the Note Trustee or a Servicer or any officer,
                employee, agent or delegate of the Manager, the Note Trustee or the Servicer in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, if the officers of the Security Trustee responsible for the administration of the Trust are not actually aware of such forgery, lack of authenticity or validity, act, neglect, mistake or discrepancy.

47.3    COMPLIANCE WITH LAWS

        The Security Trustee shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which by reason of any provision of any applicable present or future law of any place or any applicable ordinance, rule, regulation or by law or of any applicable decree, order or

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        judgment of any competent court or other tribunal, the Security Trustee shall be prohibited from doing or performing.

47.4    RELIANCE ON EXPERTS

        The Security Trustee may rely on and act on the opinion or statement or certificate or advice of or information obtained from the Note Trustee, the Servicer, barristers or solicitors (whether instructed by the
        Security Trustee or not), bankers, accountants, brokers, valuers and other persons believed by it in good faith to be expert or properly informed in relation to the matters on which they are consulted and the
        Security Trustee shall not be liable for anything done or suffered by it in good faith in reliance on such opinion, statement, certificate, advice or information except to the extent of losses, costs, claims or damages caused by the Security Trustee's fraud, negligence or breach of trust.

47.5    OVERSIGHTS OF OTHERS

        Having regard to the limitations on the Security Trustee's duties, powers, authorities and discretions under this deed, the Security
        Trustee shall not be responsible for any act, omission, misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on the part of any person or agent appointed by the Security Trustee or on whom the Security Trustee is entitled to rely under this deed (other than a Related Body Corporate), attorney, banker, receiver, barrister, solicitor, agent or other person acting as agent or adviser to the
        Security Trustee except to the extent of losses, costs, claims or damages caused by the Security Trustee's fraud, negligence or breach of trust, provided that nothing in this deed or any other Transaction
        Document imposes any obligations on the Security Trustee to review or supervise the performance by any other party of its obligations.

47.6    POWERS, AUTHORITIES AND DISCRETIONS

        Except as otherwise provided in this deed and in the absence of fraud, negligence or breach of trust, the Security Trustee shall not be in any way responsible for any loss (whether consequential or otherwise), costs, damages or inconvenience that may result from the exercise or non-exercise of any powers, authorities and discretions vested in it.

47.7    IMPOSSIBILITY OR IMPRACTICABILITY

        If for any other reason it becomes impossible or impracticable for it to carry out any or all of the provisions of this deed or any other
        Transaction Document, the Security Trustee shall not be under any liability and, except to the extent of its own fraud, negligence or breach of trust, nor shall it incur any liability by reason of any error of law or any matter or thing done or suffered or omitted to be done in good faith by it or its officers, employees, agents or delegates.

47.8    LEGAL AND OTHER PROCEEDINGS

        (a)     (INDEMNITY FOR LEGAL COSTS) The Security Trustee shall be
                indemnified out of the Trust for all legal costs and
                disbursements on a full indemnity basis and all other costs, disbursements, outgoings and expenses incurred by the Security
                Trustee in connection with:

                (i)     the enforcement or contemplated enforcement of, or
                        preservation of rights under;

                (ii)    without limiting the generality of paragraph (i) above,
                        the initiation, defence, carriage and settlement of any
                        action, suit, proceeding or dispute in respect of; and

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                (iii)   obtaining legal advice or opinions concerning or
                        relating to the interpretation or construction of,

                this deed or any other Transaction Document or otherwise under or in respect of the Trust provided that the enforcement,
                contemplated enforcement or preservation by the Security Trustee
                (as the case may be) of the rights referred to in paragraph (i)
                or the court proceedings referred to in paragraph (ii)
                (including in each case the defence of any action, suit,
                proceeding or dispute brought against the Security Trustee), and the basis of incurring any of those costs, disbursements,
                outgoings and expenses by the Security Trustee:

                (iv)    has been approved in advance by an Extraordinary
                        Resolution of the Voting Mortgagees; or

                (v)     the Security Trustee reasonably considers the incurring
                        of those costs, disbursements, outgoings and expenses to
                        be necessary to protect the Security Trustee against
                        potential personal liability.

        (b)     (DEFENCE OF PROCEEDINGS ALLEGING NEGLIGENCE ETC) The Security
                Trustee shall be entitled to claim in respect of the above indemnity from the Trust for its expenses and liabilities
                incurred in defending any action, suit, proceeding or dispute in which fraud, negligence or breach of trust is alleged or claimed against it, but on the same being proved, accepted or admitted by it, it shall from its personal assets immediately repay to the Trust the amount previously paid by the Trust to it in respect of that indemnity.

47.9    NO LIABILITY EXCEPT FOR NEGLIGENCE ETC

        Except to the extent caused by the fraud, negligence or breach of trust on the Security Trustee's part or on the part of any of its officers or employees, or any agents or delegate, sub-agent, sub-delegate employed by the Security Trustee in accordance with this deed (and where this deed provides that the Security Trustee is liable for the acts or omissions of any such person) to carry out any transactions contemplated by this deed, the Security Trustee shall not be liable personally for any losses, costs, liabilities or claims arising from the failure to pay moneys on the due date for payment to any Mortgagee or any other person or for any loss howsoever caused in respect of any of the Trust or to any Mortgagee or other person.

47.10   FURTHER LIMITATIONS ON SECURITY TRUSTEE'S LIABILITY

        Subject to clause 47.2, the Security Trustee shall not be liable:

        (a)     for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretion or for any other act or omission on its part under this deed, any other
                Transaction Document or any other document except where the exercise or non-exercise of any discretion, or any act or
                omission, by the Security Trustee, or any of its officers or employees, or any agent, delegate, sub-agent, sub-delegate employed by the Security Trustee in accordance with this deed
                (and where this deed provides that the Security Trustee is liable for the acts or omissions of any such person) to carry out any transactions contemplated by this deed, constitutes fraud, negligence or breach of trust;

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        (b)     for any losses, costs, damages or expenses caused by its acting
                (in circumstances where this deed requires it to act or
                contemplates that it may so act) on any instruction or direction given to it by:

                (i)     any Mortgagee under this deed, any other Transaction
                        Document or any other document;

                (ii)    by any person under a Support Facility, Receivable or
                        Receivable Security; or

                (iii)   an Obligor,

                except to the extent that it is caused by the fraud, negligence or breach of trust of the Security Trustee, or any of its
                officers or employees, or an agent or delegate employed by the
                Security Trustee in accordance with this deed to carry out any transactions contemplated by this deed;

        (c)     for any Manager's Default, Servicer Transfer Event or Title
                Perfection Event;

        (d)     without limiting the Security Trustee's obligations under the
                Transaction Documents, for any act, omission or default of the
                Servicer in relation to its servicing duties or its obligations under the Servicing Agreement;

        (e)     without limiting the Security Trustee's obligations under the
                Transaction Documents, for any act, omission or default of the
                Custodian in relation to its custodial duties or its obligations under the Custodian Agreement;

        (f)     without limiting the Security Trustee's obligations under the
                Transaction Documents, for any act, omission or default of the
                Note Trustee in relation to its obligations under the
                Transaction Documents;

        (g)     without limiting the Security Trustee's obligations under the
                Transaction Documents, for any act, omission or default of a
                Paying Agent in relation to its obligations under the
                Transaction Documents;

        (h)     without limiting the Security Trustee's obligations under the
                Transaction Documents, for any act, omission or default of the
                Calculation Agent in relation to its obligations under the
                Transaction Documents;

        (i)     for the failure of a person to carry out an agreement with the
                Security Trustee in connection with the Trust; or

        (j)     for any losses, costs, liabilities or expenses caused by the
                Security Trustee's failure to check any calculation,
                information, document, form or list supplied or purported to be supplied to it by the Manager, the Note Trustee or the Servicer,

        except, in the case of paragraphs (c) to (j) (inclusive), to the extent that it is caused by the fraud, negligence or breach of trust of the
        Security Trustee.

        Nothing in this clause 47.10 alone (but without limiting the operation of any other clause of this deed) shall imply a duty on the Security
        Trustee to supervise the Manager or the Note Trustee in the performance of the Manager's or the Note Trustee's functions and duties, and the exercise by the Manager or the Note Trustee of its discretions.

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47.11   CONFLICTS

        (a)     (NOT LIABLE TO ACCOUNT) A Relevant Person shall not be in any way liable to account to any Mortgagee or any other person for any profits or benefits (including any profit, bank charges, commission, exchange, brokerage and fees) made or derived under or in connection with any transaction or contract specified in paragraph (a) above.

        (b)     (FIDUCIARY RELATIONSHIP) A Relevant Person shall not by reason of any fiduciary relationship be in any way precluded from making any contracts or entering into any transactions with any such person in the ordinary course of its business or from undertaking any banking, financial, development, agency or other services including any contract or transaction in relation to the placing of or dealing with any investment and the acceptance of any office or profit or any contract of loan or deposits or other contract or transaction which any person or company not being a party to this deed could or might have lawfully entered into if not a party to this deed. A Relevant Person shall not be accountable to any Mortgagee or any other person for any profits arising from any such contracts, transactions or offices.

47.12   INFORMATION

        Except for notices and other documents and information (if any)
        expressed to be required to be furnished to any person by the Security
        Trustee under this deed or any other Transaction Document, the Security
        Trustee shall not have any duty or responsibility to provide any person
        (including any Mortgagee) with any credit or other information concerning the affairs, financial condition or business of the Trust.

47.13   INVESTIGATION BY SECURITY TRUSTEE

        Each Mortgagee acknowledges that:

        (a)     the Security Trustee has no duty, and is under no obligation, to investigate whether a Manager's Default, Servicer Transfer Event or Title Perfection Event has occurred in relation to the Trust other than where it has actual notice;

        (b)     the Security Trustee is required to provide the notices referred to in this deed in respect of a determination of Material
                Adverse Effect only if it is actually aware of the facts giving rise to the Material Adverse Effect; and

        (c)     in making any such determination, the Security Trustee will seek and rely on advice given to it by its advisors in a manner contemplated by this deed.

48.     PRIVACY
--------------------------------------------------------------------------------

        (a)     Each party acknowledges that Personal Information may be
                exchanged between the parties pursuant to the terms of the
                Transaction Documents.

        (b)     If Personal Information is exchanged between the parties, the party which provides the Personal Information, except where that party is the Note Trustee, must ensure that it obtains such consents as are required by the Privacy Act 1988 (Cth) in
                relation to the collection, use or disclosure of the Personal
                Information.

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        (c)     Each party undertakes to use its best endeavours to ensure that at all times during the terms of the Trust Personal Information provided to it (the RECEIVING PARTY) by another party (the
                PROVIDING PARTY):

                (i)     unless otherwise required or permitted by applicable
                        Australian or United States law, judicial or
                        administrative process or regulatory demand or request,
                        will be used only for the purpose of fulfilling the
                        Receiving Party's obligations under the Transaction
                        Documents; and

                (ii)    except as expressly provided in paragraph (a), will not
                        be disclosed to any third party unless express consent
                        in writing is obtained from the Providing Party; and

        (d)     Each party except the Note Trustee undertakes to use its best endeavours to ensure that at all times during the terms of the
                Trust in addition to the obligation under paragraph (b) above, it will comply with the Privacy Act 1988 (Cth) and all
                applicable regulations, principles, standards, codes of conduct or guidelines concerning the handling of Personal Information under that Act or with any request or direction arising directly from or in connection with the proper exercise of the functions of the Federal Privacy Commissioner.

        (e)     A word defined in the Privacy Act 1988 (Cth) has the same
                meaning when used in this clause 48, unless the context requires or specifies otherwise.

49.      COMPLIANCE WITH REGULATION AB

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49.1    INTENT OF THE PARTIES, REASONABLENESS

        The Security Trustee and the Manager acknowledge and agree that the purpose of this clause 49 is to facilitate compliance by the Manager with the provisions of Regulation AB and related rules and regulations of the Commission.

        The Manager shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities
        Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Manager shall not request the delivery of information or other performance under this clause 49.1 unless the Manager is required under the Exchange Act to file an annual report on Form 10-K with respect to the Securitisation Fund. The Security Trustee shall cooperate fully with the Manager to deliver to the Manager (including any of its assignees or designees) any and all statements, reports, certifications, records and any other information (within the control of the Security
        Trustee or for which the Security Trustee is responsible) necessary in the good faith determination of the Manager to permit the Manager to comply with the provisions of Regulation AB, together with such disclosures relating to the Security Trustee and the Purchased
        Receivables, or the servicing of the Purchased Receivables, reasonably believed by the Manager and the Security Trustee to be necessary in order to effect such compliance.

        The Manager (including any of its assignees or designees) shall cooperate with the Security Trustee by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Manager's reasonable judgment, to comply with Regulation AB.

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49.2    INFORMATION TO BE PROVIDED BY THE SECURITY TRUSTEE

        (a)     The Security Trustee shall, within five Business Days following request by the Manager, provide to the Manager, in writing and in form and substance reasonably satisfactory to the Manager, the information and materials specified in paragraphs (b) and
                (c) of this clause 49.2.

        (b)     If so requested by the Manager, the Security Trustee shall provide such information regarding itself, as is requested for the purpose of compliance with Rules 13a and 15d of the Exchange
                Act and Items 1103(a)(1), 1117 and 1119 of Regulation AB. Such
                information will be:

                (i)     a description of any material legal or governmental
                        proceedings pending (or known to be contemplated)
                        against the Security Trustee that is material to
                        Noteholders as determined by the Security Trustee acting
                        in accordance with the Transaction Documents; and

                (ii)    a description of:

                        (A)     any affiliation within the meaning of Item
                                1119(a); or

                        (B)     any relationship within the meaning of Items
                                1119(b) or 1119(c),

                        between the Security Trustee and any of the following
                        parties to this transaction, as such parties are
                        identified to the Security Trustee by the Manager in
                        writing:

                                (1)     the sponsor;

                                (2)     the depositor;

                                (3)     the issuing entity;

                                (4)     any servicer;

                                (5)     any trustee;

                                (6)     any originator;

                                (7)     any significant obligor;

                                (8)     any enhancement or support provider; and

                                (9)     and any other entity specifically
                                        notified to the Security Trustee,

                        in each case, as determined by the Security Trustee in
                        accordance with the Transaction Documents.

        (c)     If the Security Trustee merges or is consolidated with another legal entity, the Security Trustee shall provide to the Manager, at least 15 calendar days prior to the effective date of such merger or consolidation:

                        (A)     written notice to the Manager of such merger or
                                consolidation; and

                        (B)     in writing and in form and substance reasonably
                                satisfactory to the Manager, all information
                                reasonably requested by the Manager in order to
                                comply with its reporting obligation under Item
                                6.02 of Form 8-K with respect to any class of
                                asset-backed securities.

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49.3    REPORT ON ASSESSMENT OF COMPLIANCE AND ATTESTATION

        (a)     On or before 1 December of each calendar year, commencing in
                2006, the Security Trustee, to the extent that the Security
                Trustee is, at the time of such request, participating in the servicing function, shall:

                (i)     deliver to the Manager a report (in form and substance
                        reasonably satisfactory to the Manager) regarding the
                        Security Trustee's assessment of compliance with the
                        Servicing Criteria during the immediately preceding
                        calendar year ended 30 September as required under Rules
                        13a-18 and 15d-18 of the Exchange Act and Item 1122 of
                        Regulation AB. Such report shall be addressed to the
                        Manager and signed by an authorised officer of the
                        Security Trustee, and shall address each of the
                        Servicing Criteria (but only with respect to such of the
                        Servicing Criteria that the Security Trustee performs)
                        specified on a certification substantially in the form
                        of schedule 1 to this Security Trust Deed delivered to
                        the Manager concurrently with the execution of this
                        Security Trust Deed;

                (ii)    deliver to the Manager a report of a registered public
                        accounting firm reasonably acceptable to the Manager
                        that attests to, and reports on, the assessment of
                        compliance made by the Security Trustee and delivered
                        pursuant to the preceding paragraph. Such attestation
                        shall be in accordance with Rules 1-02(a)(3) and 2-02(g)
                        of Regulation S-X under the Securities Act and the
                        Exchange Act.

49.4    USE OF SUBSERVICERS AND SUBCONTRACTORS

        The Security Trustee shall not hire or otherwise utilise the services of any Subservicer to fulfil any of the obligations of the Security Trustee under this Security Trust Deed or any other Transaction Document without the written consent of the Manager. The Security Trustee shall not hire or otherwise utilise the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilise the services of any
        Subcontractor, to fulfil any of the obligations of the Security Trustee under this Security Trust Deed or any other Transaction Document without the written consent of the Manager.

49.5    INDEMNIFICATION; REMEDIES

        (a)     The Security Trustee shall indemnify the Manager and St.George
                (each an INDEMNIFIED PARTY) and shall hold each of them harmless from and against any losses, damages, penalties, fines,
                forfeitures, legal fees and expenses and related costs,
                judgments, and any other costs, fees and expenses that any of them may sustain directly or as a result of:

                (i)     (A)     any untrue statement of a material fact
                                contained or alleged to be contained in any
                                information, certification or accountants'
                                letter provided in written or electronic form
                                and identified as being provided under this
                                clause 49 by the Security Trustee,
                                (collectively, the Security Trustee Information)
                                or any failure to disclose any non-compliance
                                with any of the Servicing Criteria that the
                                Security Trustee performs; provided that in the
                                case of any untrue statement of a material fact
                                contained in the accountant's letter, the
                                Security Trustee will indemnify and hold
                                harmless the relevant Indemnified Party only to
                                the extent of the sum that the

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                                Security Trustee recovers from the accounting
                                firm providing such accountant's letter;
                                provided, further, that the Security Trustee
                                will not indemnify or hold harmless the relevant
                                Indemnified Party to the extent that the untrue
                                statement of a material fact contained in the
                                Security Trustee Information relates to
                                information provided to the Security Trustee by
                                the relevant Indemnified Party to enable such
                                party to complete its duties under the
                                Transaction Documents; or

                        (B)     the omission or alleged omission to state in the
                                Security Trustee Information a material fact
                                required to be stated in the Security Trustee
                                Information or necessary in order to make the
                                statements therein, in the light of the
                                circumstances under which they were made, not
                                misleading; provided, by way of clarification,
                                that clause (B) of this paragraph shall be
                                construed solely by reference to the Security
                                Trustee Information and not to any other
                                information communicated in connection with a
                                sale or purchase of securities, without regard
                                to whether the Security Trustee Information or
                                any portion thereof is presented together with
                                or separately from such other information
                                provided, further that in the case of the
                                omission to state in an accountant's letter a
                                material fact required to be stated in the
                                accountant's letter or necessary in order to
                                make the statements therein, in the light of the
                                circumstances under which they were made, not
                                misleading, the Security Trustee will indemnify
                                and hold harmless the relevant Indemnified Party
                                only to the extent of the sum that the Security
                                Trustee recovers from the accounting firm
                                providing such accountant's letter; provided,
                                further, that the Security Trustee will not
                                indemnify or hold harmless the relevant
                                Indemnified Party to the extent that the
                                omission to state in the Security Trustee
                                Information a material fact required to be
                                stated in the Security Trustee Information or
                                necessary in order to make the statements
                                therein, in light of the circumstances under
                                which they were made, not misleading, relates to
                                information provided to the Security Trustee by
                                the relevant Indemnified Party to enable such
                                party to complete its duties under the
                                Transaction Documents; or

                (ii)    any failure by the Security Trustee, to deliver any
                        information, certification or accountants' letter when
                        and as required under this clause 49;

                In the case of any failure of performance described in
                sub-paragraph (a)(ii) of this clause 49.5, the Security Trustee shall promptly reimburse the relevant Indemnified Party for all costs reasonably incurred by it in order to obtain the
                information, certification or accountants' letter not delivered as required by the Security Trustee.

        (b)     (i)     Subject to (b)(ii) below any failure by the Security
                        Trustee to deliver any information, certification or
                        accountants' letter when and as required under this
                        clause 49, shall, except as provided in sub-paragraph
                        (a), entitle the Manager, in its sole discretion to
                        terminate the appointment of the Security Trustee under
                        this Security Trust Deed and/or any other applicable
                        Transaction Document without payment (notwithstanding
                        anything in this Security Trust Deed or any other

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                        applicable Transaction Document to the contrary) of any
                        compensation to the Security Trustee without prejudice
                        to any fees, costs or expenses incurred prior to the
                        date of such termination; provided that to the extent
                        that any provision of this Security Trust Deed and/or
                        any other applicable Transaction Document expressly
                        provides for the survival of certain rights or
                        obligations following termination of the Security
                        Trustee, such provision shall be given effect.

                (ii)    Any failure by the Security Trustee to deliver any
                        information, report, certification or accountants'
                        letter when and as required under clause 49.3, which
                        continues unremedied for ten calendar days after the
                        date on which such information, report, certification or
                        accountants' letter was required to be delivered shall
                        constitute a breach with respect to the Security Trustee
                        under this Security Trust Deed and any other applicable
                        Transaction Document, and shall entitle the Manager, in
                        its sole discretion, to terminate the rights and
                        obligations of the Security Trustee, under this Security
                        Trust Deed and/or any other applicable Transaction
                        Document without payment (notwithstanding anything in
                        any of the foregoing documents to the contrary) of any
                        compensation to the Security Trustee; provided that to
                        the extent that any provision of any of the foregoing
                        documents expressly provides for the survival of certain
                        rights or obligations following termination of the
                        Security Trustee, such provision shall be given effect.

                (iii)   The Security Trustee shall promptly reimburse the
                        Manager for all reasonable expenses incurred by the
                        Manager, as such are incurred, in connection with the
                        removal of the Security Trustee, and the appointment of
                        a successor Security Trustee. The provisions of this
                        paragraph shall not limit whatever rights the Manager
                        may have under other provisions of this Security Trust
                        Deed and/or any other applicable Transaction Document or
                        otherwise, whether in equity or at law, such as an
                        action for damages, specific performance or injunctive
                        relief.

50.     ANTI-MONEY LAUNDERING
--------------------------------------------------------------------------------

        (a)     Subject to paragraph (b), each party (the PROVIDER) must, on the request of any other party (the RECIPIENT), provide the
                Recipient with any information or document in the Provider's possession or otherwise readily available to the Provider, where such information or document is required by the Recipient to comply with any applicable anti-money laundering or
                counter-terrorism financing laws including any such laws
                requiring the Recipient to carry out "know your customer" or other identification checks or procedures (RELEVANT LAWS).

        (b)     The Provider's obligations under paragraph (a) are subject to any confidentiality, privacy or other obligations imposed by law on the Provider in relation to the requested information or document, except to the extent overridden by the Relevant Laws.

        (c)     Each party must comply with any Relevant Laws applicable to it, to the extent required to comply with its obligations under the
                Transaction Documents. Any party may decline to perform any obligation under the Transaction Documents to the extent it forms the view, in its reasonable opinion, that notwithstanding that it has taken all action to comply with any

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                applicable Relevant Laws, it is required by Relevant Laws to decline to perform any such obligation.

        (d)     To the maximum extent permitted by law, each party and each
                Mortgagee (as defined in the Security Trust Deed) releases, to the extent that it is able, each other party from any
                confidentiality, privacy or general law obligations that such other party would otherwise owe and which would otherwise
                prevent such other party from providing any information or documents requested in accordance with this clause or any
                similar clause in any other Transaction Document, to the extent necessary to allow such other party to provide such information or documents and solely for the purpose of providing such
                information or documents.

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Security Trust Deed                                      Allens Arthur Robinson
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EXECUTED as a deed.

Each attorney executing this deed thereby states that he has no notice of alteration to, or revocation or suspension of, his power of attorney.

CHARGOR

SIGNED SEALED and DELIVERED                  )
for                                          )
PERPETUAL TRUSTEES CONSOLIDATED LIMITED      )
by its attorney under power of attorney      )
in the presence of:                          )
                                             )   /s/ Joe D'Ambrosio
                                                 -------------------------------
                                                 Signature

/s/ Matthew Leibowitz                            Joe D'Ambrosio
----------------------------------------------   -------------------------------
Witness Signature                                Print name

Matthew Leibowitz
----------------------------------------------
Print name

SECURITY TRUSTEE

SIGNED SEALED and DELIVERED                  )
for                                          )
P.T. LIMITED                                 )
by its attorney under power of attorney      )
in the presence of:                          )
                                             )   /s/ Joe D'Ambrosio
                                                 -------------------------------
                                                 Attorney Signature

/s/ Matthew Leibowitz                            Joe D'Ambrosio
----------------------------------------------   -------------------------------
Witness Signature                                Print name

Matthew Leibowitz
----------------------------------------------
Print name

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MANAGER

SIGNED SEALED and DELIVERED                  )
for                                          )
CRUSADE MANAGEMENT LIMITED                   )
by its attorney under power of attorney      )
in the presence of:                          )
                                             )   /s/ Andrew Jinks
                                                 -------------------------------
                                                 Attorney Signature

/s/ Matthew Leibowitz                            Andrew Jinks
----------------------------------------------   -------------------------------
Witness Signature                                Print name

Matthew Leibowitz
----------------------------------------------
Print name

NOTE TRUSTEE

EXECUTED for and on behalf of
BANK OF NEW YORK by:

/s/ Yvonne Yap
----------------------------------------------
Authorised Signatory

Yvonne Yap, Assistant Vice President
----------------------------------------------
Print name

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Security Trust Deed                                      Allens Arthur Robinson
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SCHEDULE 1

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE
--------------------------------------------------------------------------------

The assessment of compliance to be delivered by [St.George Bank Limited]
[Perpetual Trustees Consolidated Limited] [Crusade Management Limited] [The Bank
of New York (it its various capacities] [St.George Custodial Pty Limited]
[Currency Swap Provider] [Name of Subservicer] [Name of Subcontractor] [Name of
any Other Party Responsible For Servicing Function] shall address, at a minimum, the criteria identified below as "Applicable Servicing Criteria":

---------------------------------------------------------------------------------------------------------------------
                                                                                                         APPLICABLE
                                           SERVICING CRITERIA                                            SERVICING
                                                                                                          CRITERIA
---------------------------------------------------------------------------------------------------------------------
   REFERENCE                                            CRITERIA
---------------------------------------------------------------------------------------------------------------------

                                            GENERAL SERVICING CONSIDERATIONS
------------------                                                                                    ---------------
1122(d)(1)(i)       Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

------------------                                                                                    ---------------

1122(d)(1)(ii)      If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

------------------                                                                                    ---------------

1122(d)(1)(iii)     Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.

------------------                                                                                    ---------------

1122(d)(1)(iv)      A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

------------------                                                                                    ---------------

                                           CASH COLLECTION AND ADMINISTRATION

------------------                                                                                    ---------------

1122(d)(2)(i)       Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

---------------------------------------------------------------------------------------------------------------------

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                                                                                                         APPLICABLE
                                           SERVICING CRITERIA                                            SERVICING
                                                                                                          CRITERIA
---------------------------------------------------------------------------------------------------------------------
   REFERENCE                                            CRITERIA
---------------------------------------------------------------------------------------------------------------------

1122(d)(2)(ii)      Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

------------------                                                                                    ---------------

1122(d)(2)(iii)     Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

------------------                                                                                    ---------------

1122(d)(2)(iv)      The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralisation, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

------------------                                                                                    ---------------

1122(d)(2)(v)       Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

------------------                                                                                    ---------------

1122(d)(2)(vi)      Unissued checks are safeguarded so as to prevent unauthorised access.

------------------                                                                                    ---------------

1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations (A) are mathematically accurate; (B) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) are reviewed and approved by someone other than the person who prepared the reconciliation;
                    and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

---------------------------------------------------------------------------------------------------------------------

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                                                                                                         APPLICABLE
                                           SERVICING CRITERIA                                            SERVICING
                                                                                                          CRITERIA
---------------------------------------------------------------------------------------------------------------------
   REFERENCE                                            CRITERIA
---------------------------------------------------------------------------------------------------------------------

                                           INVESTOR REMITTANCES AND REPORTING

------------------                                                                                    ---------------

1122(d)(3)(i)       Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable
                    Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.

------------------                                                                                    ---------------

1122(d)(3)(ii)      Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

------------------                                                                                    ---------------

1122(d)(3)(iii)     Disbursements made to an investor are posted within two business days to the
                    Servicer's investor records, or such other number of days specified in the transaction agreements.

------------------                                                                                    ---------------

1122(d)(3)(iv)      Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

------------------                                                                                    ---------------

                                               POOL ASSET ADMINISTRATION

------------------                                                                                    ---------------

1122(d)(4)(i)       Collateral or security on pool assets is maintained as required by the transaction agreements or related mortgage loan documents.

------------------                                                                                    ---------------

1122(d)(4)(ii)      Pool asset and related documents are safeguarded as required by the transaction agreements

---------------------------------------------------------------------------------------------------------------------

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                                                                                                         APPLICABLE
                                           SERVICING CRITERIA                                            SERVICING
                                                                                                          CRITERIA
---------------------------------------------------------------------------------------------------------------------
   REFERENCE                                            CRITERIA
---------------------------------------------------------------------------------------------------------------------

1122(d)(4)(iii)     Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

------------------                                                                                    ---------------

1122(d)(4)(iv)      Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

------------------                                                                                    ---------------

1122(d)(4)(v)       The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.

------------------                                                                                    ---------------

1122(d)(4)(vi)      Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorised personnel in accordance with the transaction agreements and related pool asset documents.

------------------                                                                                    ---------------

1122(d)(4)(vii)     Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

------------------                                                                                    ---------------

1122(d)(4)(viii)    Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

---------------------------------------------------------------------------------------------------------------------

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---------------------------------------------------------------------------------------------------------------------
                                                                                                         APPLICABLE
                                           SERVICING CRITERIA                                            SERVICING
                                                                                                          CRITERIA
---------------------------------------------------------------------------------------------------------------------
   REFERENCE                                            CRITERIA
---------------------------------------------------------------------------------------------------------------------

1122(d)(4)(ix)      Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.

------------------                                                                                    ---------------

1122(d)(4)(x)       Regarding any funds held in trust for an obligor (such as escrow accounts): (A)
                    such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

------------------                                                                                    ---------------

1122(d)(4)(xi)      Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

------------------                                                                                    ---------------

1122(d)(4)(xii)     Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

------------------                                                                                    ---------------

1122(d)(4)(xiii)    Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

------------------                                                                                    ---------------

1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectable accounts are recognized and recorded in accordance with the transaction agreements.

---------------------------------------------------------------------------------------------------------------------

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---------------------------------------------------------------------------------------------------------------------
                                                                                                         APPLICABLE
                                           SERVICING CRITERIA                                            SERVICING
                                                                                                          CRITERIA
---------------------------------------------------------------------------------------------------------------------
   REFERENCE                                            CRITERIA
---------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xv)      Any external enhancement or other support, identified in Item 1114(a)(1) through
                    (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

---------------------------------------------------------------------------------------------------------------------

     [________________] (the "Asserting Party") is responsible for assessing compliance as of September 30, 200[_] and for the period from September [21],
2006 (date of issuance of the Crusade Global Trust No. 2 of 2006) through
September 30, 200[_] (the "Reporting Period") with the servicing criteria set forth in Section 229.1122(d) of the Code of Federal Regulations (the "CFR"),
except for criteria 229.1122(d)[insert section numbers in Regulation AB that are not applicable to Asserting Party] in the CFR, which the Asserting Party has concluded are not applicable to the servicing of the Crusade Global Trust No. 2 of 2006 asset-backed securitization transaction backed by housing loan receivables and serviced by the Asserting Party (the "Applicable Servicing
Criteria"). The sole asset-backed securitization transaction covered by this report was the Crusade Global Trust No. 2 of 2006.

The Asserting Party has assessed its compliance with the Applicable Servicing
Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria for the Crusade Global Trust No. 2 of 2006 asset-backed securitization transaction backed by housing loan receivables serviced by the Asserting Party.

[____________] LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable
Servicing Criteria for the Reporting Period as set forth in this assertion.

     [SERVICER]

Date:
By:
Name:

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